8754-00-00

                AUTOMATIC AND FACULTATIVE COINSURANCE REINSURANCE
                                    AGREEMENT
                  (HEREINAFTER REFERRED TO AS THE "AGREEMENT")

                                     BETWEEN

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               WAVERLY, IOWA, USA
                (HEREINAFTER REFERRED TO AS THE "CEDING COMPANY")

                                       and

                             RGA REINSURANCE COMPANY
                            ST. LOUIS, MISSOURI, USA
                  (HEREINAFTER REFERRED TO AS THE "REINSURER")

                  THIS AGREEMENT IS EFFECTIVE SEPTEMBER 1, 2003
                (HEREINAFTER REFERRED TO AS THE "EFFECTIVE DATE")

                                TABLE OF CONTENTS
                                =================

ARTICLE       TITLE                                                         PAGE
-------       -----                                                         ----
    I         PARTIES TO THE AGREEMENT                                        3
   II         COMMENCEMENT, TERMINATION AND CONTINUANCE OF REINSURANCE        3
  III         SCOPE                                                           4
   IV         COVERAGE                                                        5
    V         LIABILITY                                                       6
   VI         RETENTION AND RECAPTURE                                         6
  VII         REINSURANCE PREMIUMS AND ALLOWANCES                             6
 VIII         RESERVES                                                        7
   IX         TERMINATIONS AND REDUCTIONS                                     7
    X         POLICY ALTERATIONS                                              7
   XI         POLICY ADMINISTRATION AND PREMIUM ACCOUNTING                    8
  XII         CLAIMS                                                          9
 XIII         ARBITRATION                                                    10
  XIV         INSOLVENCY                                                     11
   XV         OFFSET                                                         12
  XVI         RIGHT TO INSPECT                                               12
 XVII         UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS           12
XVIII         CHOICE OF LAW, FORUM AND LANGUAGE                              12
  XIX         CONFIDENTIALITY AND SHARING OF CUSTOMER INFORMATION            13
   XX         ALTERATIONS TO THE AGREEMENT                                   13
  XXI         EXECUTION OF THE AGREEMENT                                     14

SCHEDULES
---------
    I         REINSURANCE SPECIFICATIONS                                     15
   II         RETENTION                                                      18
  III         BUSINESS COVERED                                               19
   IV         REINSURANCE PREMIUMS                                           20
    V         LIMITS                                                         27
   VI         SAMPLE STATEMENT SPECIFICATIONS                                28
  VII         SAMPLE POLICY EXHIBIT                                          29
 VIII         DEFINITIONS                                                    30

                          ARTICLE I - PARTIES TO THE AGREEMENT

Reinsurance required by the Ceding Company will be assumed by the Reinsurer as described in the terms of this Agreement.

This is an Agreement solely between the Reinsurer and the Ceding Company. In no instance will anyone other than the Reinsurer or the Ceding Company have any rights under this Agreement, and the Ceding Company is and will remain solely liable to any insured, policyowner, or beneficiary under the Original Policies reinsured hereunder.

The current general and special policy conditions, the premium schedules, and underwriting guidelines of the Ceding Company, applying to the business covered by this Agreement as set out in the Schedules, will form an integral part of this Agreement. Additions or alterations to any of these conditions or schedules will be reported to the Reinsurer without delay. In the case of significant changes, both parties to the Agreement must agree to the new reinsurance conditions.

      ARTICLE II - COMMENCEMENT, TERMINATION AND CONTINUANCE OF REINSURANCE

1.    AGREEMENT COMMENCEMENT
      ----------------------

      Notwithstanding the date on which this Agreement is signed, this Agreement will take effect as from the date shown in the attached
      Schedule I, and applies to new business taking effect on and after this date.

2.    AGREEMENT TERMINATION
      ---------------------

      This Agreement will be in effect for an indefinite period and may be terminated as to new reinsurance at any time by either party giving ninety (90) days written notice of termination. The day the notice is mailed to the other party's home office, or, if the mail is not used, the day it is delivered to the other party's home office or to an officer of the other party will be the first day of the ninety (90) day period.

      During the ninety (90) day period, this Agreement will continue to operate in accordance with its terms.

3.    POLICY TERMINATION
      ------------------

      If the policy is terminated by death, lapse, surrender or otherwise, the reinsurance will terminate on the same date. If premiums have been paid on the reinsurance for a period beyond the termination date, refunds will follow the terms as shown in Schedule I.

      If the policy continues in force without payment of premium during any days of grace pending its surrender, whether such continuance be as a result of a policy provision or a practice of the Ceding Company, the reinsurance will also continue without payment of premium and will terminate on the same date as the Ceding Company's risk terminates.

      If the policy continues in force because of the operation of an automatic premium loan provision, or other such provision by which the Ceding Company receives compensation for its risk, then the reinsurance will also continue and the Ceding Company will pay the Reinsurer the reinsurance premium for the period to the date of termination.

4.    CONTINUATION OF REINSURANCE
      ---------------------------

      On termination of this Agreement in accordance with the provisions in paragraph two of this Article, the reinsurance ceded will remain in force subject to the terms and conditions of this Agreement until their natural expiry.

                               ARTICLE III - SCOPE

1.    RETENTION OF THE CEDING COMPANY
      -------------------------------

      The type and amount of the Ceding Company's retention on any one life is as shown in Schedule II. In determining all reinsured face amounts in each case, any additional death benefits on the same life (e.g. additional term insurance or family income benefits) will be taken into account, as will all reinsured face amounts under any other existing policies, at the time of commencement, of the policy ceded under this Agreement.

      The Ceding Company may alter its retention in respect of future new business at any time. The Ceding Company will promptly notify the Reinsurer of such alteration and its effective date.

2.    CURRENCY
      --------

      All reinsurance to which the provisions of this Agreement apply will be effected in the same currencies as that expressed in the Original Policies and as shown in Schedule I.

3.    THE REINSURER'S SHARE
      ---------------------

      The Reinsurer's share is as shown in Schedule V.

4.    BASIS OF REINSURANCE
      --------------------

      Plans of insurance listed in Schedule III will be reinsured on the basis described in Schedule I, using the rates given in the Rate Schedule as shown in Schedule IV.

5.    REINSURANCE ALLOWANCES
      ----------------------

      The Reinsurer will pay to the Ceding Company the reinsurance allowance, if any, as shown in Schedule IV. If any reinsurance premiums or installments of reinsurance premiums are returned to the Ceding Company, any corresponding reinsurance allowance previously credited to the Ceding Company, will be reimbursed to the Reinsurer.

6.    PREMIUM RATE GUARANTEE
      ----------------------

      Premium rate guarantees, if any, are as shown in Schedule IV.

7.    POLICY FEES
      -----------

      Policy fees, if any, are as shown in Schedule IV.

8.    TAXES
      -----

      Taxes, if any, are as shown in Schedule I.

9.    EXPERIENCE REFUND OR PROFIT COMMISSION
      --------------------------------------

      If an Experience Refund or Profit Commission is payable under this Agreement, the conditions and formula are as shown in Schedule IV.

10.   EXPENSE OF THE ORIGINAL POLICY
      ------------------------------

      The Ceding Company will bear the expense of all medical examinations, inspection fees and other charges incurred in connection with the Original Policy.

                              ARTICLE IV - COVERAGE

AUTOMATIC PROVISIONS
--------------------

      For each risk on which reinsurance is ceded, the Ceding Company's retention at the time of issue will take into account both currently issued and previously issued policies.

      The Ceding Company must cede and the Reinsurer must automatically accept reinsurance, if all of the following conditions are met for each life:

      1.  RETENTION
          ---------

          The Ceding Company has retained its limit of retention as shown in
          Schedule II; and

      2.  PLANS AND RIDERS
          ----------------

          The basic plan or supplementary benefit, if any, is shown in Schedule III; and

      3.  AUTOMATIC ACCEPTANCE LIMITS
          ---------------------------

          The underwriting class, age, minimum reinsurance amount, binding amounts and jumbo limits fall within the automatic limits as shown in
          Schedule V; and

      4.  UNDERWRITING
          ------------

          The risk is underwritten according to the Ceding Company's Standard Guidelines; and

          The Ceding Company has never made facultative application for reinsurance on the same life to the Reinsurer or any other Reinsurer; and

      5.  RESIDENCE
          ---------

          The risk is a resident of the countries, as shown in Schedule I.

      If, for a given application, the Ceding Company cannot comply with the automatic reinsurance conditions described above, or if the Ceding Company submits the application to other Reinsurers for their facultative assessment, the Ceding Company can submit this application to the Reinsurer on a facultative basis.

FACULTATIVE PROVISIONS
----------------------

      The Ceding Company will send copies of the original applications, all medical reports, inspection reports, attending physician's statement, and any additional information pertinent to the insurability of the risk to the Reinsurer.

      The Ceding Company will also notify the Reinsurer of any underwriting information requested or received after the initial request for reinsurance is made. For policies which contain automatic increase provisions, the Ceding Company will inform the Reinsurer of the initial and ultimate risk amounts for which reinsurance is being requested, or in the case of indexed amounts, the basis of the indexing.

      On a timely basis, the Reinsurer will submit a written decision to the Ceding Company, In no case will the Reinsurer's offer on facultative submissions be open after one hundred twenty (120) days have elapsed from the date of the Reinsurer's offer to participate in the risk. Acceptance of the offer and delivery of the policy according to the rules of the Ceding Company must occur within one hundred twenty (120) days of the final reinsurance offer. Unless the Reinsurer explicitly states in writing that the final offer is extended, the offer will be automatically withdrawn at the end of day one hundred twenty (120).

      The Reinsurer will not be liable for proceeds paid under the Ceding Company's Conditional Receipt or temporary insurance agreement for risks submitted on a facultative basis.

                              ARTICLE V - LIABILITY

The liability of the Reinsurer for all claims within automatic cover and all claims arising after facultative acceptance as described in Article IV, will commence simultaneously with that of the Ceding Company and will cease at the same time as the liability of the Ceding Company ceases.

                      ARTICLE VI - RETENTION AND RECAPTURE

If the Ceding Company changes its limit of retention as shown in Schedule II, written notice of the change will promptly be given to the Reinsurer. At the option of the Ceding Company, a corresponding reduction may be made in the reinsurance in force under this Agreement, on all lives, on which the Ceding Company has maintained its maximum limit of retention, provided that all eligible business is reduced on the same basis. The Ceding Company may apply the new limits of retention to existing reinsurance and reduce and recapture reinsurance inforce in accordance with the following rules:

1. No recapture will be made unless reinsurance has been in force for the minimum period shown in Schedule I.

2. Recapture will become effective on the policy anniversary date following written notification of the Ceding Company's intent to recapture.

3. No recapture will be made unless the Ceding Company retained its maximum limit of retention for the plan, age and mortality rating at the time the policy was issued. No recapture will be allowed in any class of fully reinsured business or in any classes of risks for which the Ceding Company established special retention limits less than the Ceding Company's maximum retention limits for the plan, age, and mortality rating at the time the policy was issued.

4. If any reinsurance is recaptured, all reinsurance eligible for recapture, under the provisions of this Article, must be recaptured.

5. If there is reinsurance with other reinsurers on risks eligible for recapture, the necessary reduction is to be applied to each company in proportion to the total outstanding reinsurance.

                ARTICLE VII - REINSURANCE PREMIUMS AND ALLOWANCES

1.    LIFE REINSURANCE
      ----------------

      Premiums for life and supplemental benefit reinsurance will be as shown in Schedule IV.

2.    SUBSTANDARD PREMIUMS
      --------------------

      Premiums will be increased by any Flat Extra Premium as shown in Schedule IV, charged the insured on the face amount initially reinsured. Premiums will be increased by any substandard premium as shown in Schedule IV, charged the insured on the Reinsurer's share of the face amount.

3.    JOINT POLICY PREMIUMS
      ---------------------

      In the case of joint policy premiums, if any, the premium rate payable to the Reinsurer will be as shown in Schedule IV.

4.    SUPPLEMENTAL BENEFITS
      ---------------------

      The Reinsurer will receive a proportionate share of any premiums for additional benefits as shown in Schedule IV, as well as for any extra premiums the Ceding Company may collect for the coverage of special risks (traveling, climate, occupation, etc.). This share will be based on the ratio between the Reinsurer's share of the face amount and the total initial benefits insured and will remain constant throughout the entire period of premium payment.

                             ARTICLE VIII - RESERVES

Reserve requirements of the Ceding Company, if any, are as shown in Schedule I.

                    ARTICLE IX - TERMINATIONS AND REDUCTIONS

Terminations or reductions will take place in accordance with the following rules in order of priority:

1. The Ceding Company must keep its initial or recaptured retention on the policy.

2. Termination or reduction of a wholly reinsured policy will not affect other reinsurance inforce.

3. A termination or reduction on a wholly retained case will cause an equal reduction in existing automatic reinsurance with the oldest policy being reduced first.

4. A termination or reduction will be made first to reinsurance of partially reinsured policies with the oldest policy being reduced first.

5. If the policies are reinsured with multiple reinsurers, the reinsurance will be reduced by the ratio of the amount of reinsurance in each company to the total outstanding reinsurance on the risk involved.

6. When a policy is reinstated, reinsurance will be reinstated as if the lapse or reduction had not occurred.

                         ARTICLE X - POLICY ALTERATIONS

1.    REINSTATEMENT
      -------------

      Any policy originally reinsured in accordance with the terms and conditions of this Agreement by the Ceding Company may be automatically reinstated with the Reinsurer as long as the policy is reinstated in accordance with the terms and rules of the Ceding Company. Any policy originally reinsured with the Reinsurer on a facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the Reinsurer before it is reinstated. The Ceding Company will pay the Reinsurer its share of amounts collected or charged for the reinstatement of such policies.

2.    EXTENDED TERM AND REDUCED PAID-UP INSURANCE
      -------------------------------------------

      If the Original Policy lapses and extended term insurance or reduced paid-up insurance is elected under the terms of the policy, reinsurance will be proportionately adjusted. The reinsurance premiums will be calculated in the same manner as reinsurance premiums were calculated on the Original Policy.

3.    EXCHANGES OR CONVERSIONS
      ------------------------

      An exchange or conversion is a new policy replacing a policy issued earlier by the Ceding Company or a change in an existing policy that is issued or made either:

      1.  Under the terms of the Original Policy, or

      2. Without the same new underwriting information the Ceding Company would obtain in the absence of the Original Policy, or

      3. Without a suicide exclusion period, or contestable period of equal duration, to those contained in new issues by the Ceding Company, or

      4. Without the payment of the same allowances in the first year, that the Ceding Company would have paid in the absence of the Original Policy.

      -------------------------------------

      Exchanges or conversions will be reinsured under this Agreement only if the Original Policy was reinsured with the Reinsurer; the amount of reinsurance under this Agreement will not exceed the amount of the reinsurance on the Original Policy with the Reinsurer immediately prior to the exchange or conversion. Premiums will be as shown in Schedule IV.

Note: An original date policy reissue will not be treated as an exchange or conversion of the Original Policy. It will be treated as a new policy and the Original Policy will be treated as not taken. All premiums previously paid to the Reinsurer for the Original Policy will be refunded to the Ceding Company. All premiums will be due on the new policy from the original issue date of the old policy.

Note: Re-entry, e.g. wholesale replacement and similar programs are not covered under this Article. If Re-entry is applicable to this Agreement, then it will be covered in Schedule IV.

                  ARTICLE XI - POLICY ADMINISTRATION AND PREMIUM ACCOUNTING

1.    ACCOUNTING PERIOD AND PREMIUM DUE
      ---------------------------------

      The Ceding Company will submit accounts to the Reinsurer, for reporting new business, alterations, terminations, renewals, claims, and premium due, as shown in Schedule I.

2.    ACCOUNTING ITEMS
      ----------------

      The accounts will contain a list of premiums due for the current accounting period, explain the reason for each premium payment, show premium subtotals adequate to use for premium accounting, including first year and renewal year premiums and allowances. The account information should provide the ability to evaluate retention limits, premium calculations and to establish reserves.

3.    REINSURANCE ADMINISTRATION REQUIREMENTS
      ---------------------------------------

      Reinsurance administration requirements are as shown in Schedule VI and
      Schedule VII.

4.    PAYMENT OF BALANCES
      -------------------

      The Ceding Company will pay any balance due the Reinsurer, at the same time as the account is rendered, but in all cases, by the accounting and premium due frequency as shown in Schedule I. The Reinsurer will pay any balance due the Ceding Company, at the same time as the account is confirmed, however, at the latest, within thirty (30) days after receipt of the statement of account. Should the Reinsurer be unable to confirm the account in its entirety, the confirmed portion of the balance will be paid immediately. As soon as the account has been fully confirmed, the difference will be paid immediately by the debtor. All balances not paid within thirty (30) days of the due date shown on the statement will be in default.

5.    BALANCES IN DEFAULT
      -------------------

      The Reinsurer will have the right to terminate this Agreement, when balances are in default, by giving ninety (90) days written notice of termination to the Ceding Company. As of the close of the last day of this ninety (90) day notice period, the Reinsurer's liability for all risks reinsured under this Agreement will terminate. The first day of this ninety (90) day notice of termination, resulting from default as described in paragraph four of this Article, will be the day the notice is received in the mail by the Ceding Company, or if the mail is not used, the day it is delivered to the Ceding Company. If all balances in default are received within the ninety (90) day time period, the Agreement will remain in effect. The interest payable on balances in default is stipulated as shown in Schedule I.

6.    FLUCTUATIONS IN EXCHANGE RATES
      ------------------------------

      If the premium due periods allowed for the payment of balances are exceeded by either party, the debtor will bear the currency risk, in the event of any subsequent alteration in the exchange rate, by more than five percent (5%), unless the debtor is not responsible for the delay in payment.

                              ARTICLE XII - CLAIMS

Claims covered under this Agreement include only death claims, which are those due to the death of the insured on a policy reinsured and any additional benefits which are defined in accordance with the underlying policy and are reinsured under this Agreement.

1.    NOTICE
      ------

      The Ceding Company will promptly notify the Reinsurer of all claims.

2.    PROOFS
      ------

      In every case of loss, copies of the proofs obtained by the Ceding Company will be taken by the Reinsurer as sufficient. Copies thereof, together with proof of the amount paid on such claim by the Ceding Company will be furnished to the Reinsurer when requesting its share of the claim.

3.    PAYMENT OF BENEFITS
      -------------------

      The Reinsurer will pay its share of all payable claims, however, if the amount reinsured with the Reinsurer is more than the amount retained by the Ceding Company and the claim is contestable, all papers in connection with such claim, including all underwriting and investigation papers, must be submitted to the Reinsurer for its recommendation before admission of any liability on the part of the Ceding Company.

      If the amount of insurance changes because of a misstatement of rate classification, the Reinsurer's share of reinsurance liability will change proportionately.

4.    CONTESTED CLAIMS
      ----------------

      The Ceding Company will notify the Reinsurer of its intention to contest, compromise, or litigate a claim. Unless it declines to be a party to such action, the Reinsurer will pay its share of any settlement up to the maximum that would have been payable under the specific policy had there been no controversy plus its share of claim investigation fees paid to a third party, except as specified below.

      If the Reinsurer declines to be a party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date, from the date it notifies the Ceding Company it declines to be a party.

5.    CLAIMS EXPENSES
      ---------------

      In no event will the following categories of expenses or liabilities be reimbursed:

      a. Salaries of employees or other internal expenses of the Ceding Company or the original issuing companies;

      b. Expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to policy proceeds or benefits.

6.    EXTRA CONTRACTUAL OBLIGATIONS
      -----------------------------

      In no event shall the Reinsurer be liable for any proportion of the Ceding Company's liability consisting in any part of damages, including those exemplary or punitive in nature, nor for fines or statutory penalties awarded against the Ceding Company, policyholder, and/or any agents thereof as a result of any act, omission, or course of conduct committed by or for the Ceding Company, the policyholder and/or any agents thereof or for which the Ceding Company, the policyholder and/or any agents thereof shall otherwise be responsible, in connection with the handling of or pertaining to the policies.

      The Reinsurer shall likewise not be liable for any legal fees or expenses attendant to the defense of claims of the kind referred to in the paragraph above.

      As an exception to this exclusion, the Reinsurer shall indemnify the Ceding Company for its proportionate share of any such Extra Contractual Obligations and/or associated legal fees or expenses attendant to the defense thereof to the extent that the Reinsurer concurred, both in advance and in writing, with the Ceding Company's act, omission, or course of conduct in connection with the handling of or pertaining to the policies that resulted in the incurral of such Extra Contractual Obligations.

      Notwithstanding the limited exception set forth in the paragraph above, this Agreement shall not provide any indemnity with respect to any Extra Contractual Obligation incurred by the Ceding Company as a result of any fraudulent and/or criminal act or omission by any officer, director or employee of the Ceding Company who is acting individually, or collectively, or in collusion with any individual or corporation, or any other organization, or party which is involved in the presentation, or defense, or settlement of any claim covered hereunder.

                           ARTICLE XIII - ARBITRATION

1.    GENERAL
      -------

      The parties agree to act in all things with the highest good faith. However, if the parties cannot mutually resolve a dispute or claim, which arises out of, or in connection with this Agreement, including formation and validity, and whether arising during, or after the period of this Agreement, the dispute or claim will be referred to an arbitration tribunal (a group of three arbitrators), and settled through arbitration.

      The arbitrators will be individuals, other than from the contracting companies, including those who have retired, with more than ten (10) years insurance or reinsurance experience within the industry.

      The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law; there will be no appeal from their decision, and any court having jurisdiction of the subject matter, and the parties, may reduce that decision to judgment.

2.    NOTICE
      ------

      To initiate arbitration, either party will notify the other party by certified mail of its desire to arbitrate, stating the nature of the dispute and the remedy sought. The party to which the notice is sent, will respond to the notification in writing, within ten (10) days of its receipt.

3.    PROCEDURE
      ---------

      Each of the two parties will appoint one arbitrator, and these two arbitrators will select the third arbitrator. Upon the selection of the third arbitrator, the arbitration tribunal will be constituted, and the third arbitrator will act as chairman of the tribunal.

      If either party fails to appoint an arbitrator within sixty (60) days after the other party has given notice of appointing an arbitrator, then the arbitration association, as shown in Schedule I, will appoint an arbitrator for the party that has failed to do so.

      The party that has failed to appoint an arbitrator will be responsible for all expenses levied by the arbitration association, for such appointment. Should the two arbitrators be unable to agree on the choice of the third arbitrator, then the appointment of this arbitrator is left to the arbitration association. Such expense shall be borne equally by each party to this Agreement.

      The tribunal, may in its sole discretion make orders and directions as it considers to be necessary for the final determination of the matters in dispute. Such orders and directions may be necessary with regard to pleadings, discovery, inspection of documents, examination of witnesses and any other matters relating to the conduct of the arbitration. The tribunal, will have the widest discretion permissible under the law, and practice of the place of arbitration, when making such orders or directions.

4.    ARBITRATION COSTS
      -----------------

      All costs of the arbitration will be determined by the tribunal, which may take into account the law and practice of the place of arbitration, and in what manner arbitration costs will be paid, and by whom.

5.    PLACE OF ARBITRATION
      --------------------

      The place of arbitration is as shown in Schedule I.

6.    ARBITRATION SETTLEMENT
      ----------------------

      The award of the tribunal, will be in writing, and binding upon the consenting parties.

                            ARTICLE XIV - INSOLVENCY

In the event of the insolvency of the Ceding Company, this reinsurance shall be payable directly to the Ceding Company, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Ceding Company without diminution because of the insolvency of the Ceding Company or because the liquidator, receiver, conservator or statutory successor of the Ceding Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Ceding Company shall give written notice to the reinsurers of the pendency of a claim against the Ceding Company indicating the policy or bond reinsurance which claim would involve a possible liability on the part of the reinsurers within a reasonable time after that claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of that claim the reinsurers may investigate that claim and interpose, at their own expense, in the proceeding where that claim is to be adjudicated any defense(s) they may deem available to the Ceding Company or its liquidator, receiver, conservator or statutory successor. This expense incurred by the reinsurers shall be chargeable, subject to approval of the court, against the Ceding Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the reinsurers.

1. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to that claim, the expense will be apportioned in accordance with the terms of the Agreement as though that expense had been incurred by the Ceding Company.

2. This insolvency clause shall not preclude the Reinsurer from asserting any excuse or defense to payment of this reinsurance other than the excuses or defenses of the insolvency of the Ceding Company and the failure of the Ceding Company's liquidator, receiver, conservator or statutory successor to pay all or a portion of any claim.

                               ARTICLE XV - OFFSET

Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against, either the Reinsurer or the Ceding Company, with respect to this Agreement or with respect to any other claim of one party against the other, are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid.

                         ARTICLE XVI - RIGHT TO INSPECT

Upon request the Ceding Company will furnish the Reinsurer with detailed information concerning the risks reinsured under this Agreement. In particular the Reinsurer will be entitled to request that:

1. Copies of the whole or part of any documents relating to the risks and their reinsurance be made available to the Reinsurer at its own expense;

2. During the Ceding Company's normal office hours these documents will be made available to a representative of the Reinsurer who will be named in advance; notification of such visits will normally be given two (2) weeks in advance and even in urgent cases at least forty-eight (48) hours in advance; and

3. The Reinsurer will have this right of inspection as long as one of the two parties to this Agreement is claiming from the other.

       ARTICLE XVII - UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS

It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be the result of an unintentional error, misunderstanding or omission, on the part of either the Ceding Company or the Reinsurer, both the Ceding Company and the Reinsurer, will be restored to the position they would have occupied, had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.

                ARTICLE XVIII- CHOICE OF LAW, FORUM, AND LANGUAGE

1.    CHOICE OF LAW AND FORUM
      -----------------------

      This Agreement, will in all respects be governed by, and construed in accordance with the law and exclusive jurisdiction of the courts, as shown in Schedule I.

2.    LANGUAGE
      --------

      The parties hereto acknowledge and agree that, even though they may execute this Agreement in both an English version and in another language, as shown in Schedule I, the version as shown in Schedule I will control for all legal purposes in the event of any inconsistency between or disagreement between the two versions.

        ARTICLE XIX - CONFIDENTIALITY AND SHARING OF CUSTOMER INFORMATION

The parties acknowledge and agree that it may be necessary for Ceding Company to share customer information ("Customer Information") with the Reinsurer in order for the Reinsurer to meet its obligations under this Agreement. With respect to the sharing, use and protection of Customer Information, the Reinsurer agrees to the following:

      (1) CONFIDENTIALITY AND RESTRICTIONS ON REDISCLOSURE OF CUSTOMER INFORMATION. The Reinsurer agrees to hold in strict confidence Customer Information obtained from the Ceding Company during this Agreement. The Reinsurer agrees not to disclose Customer Information, in any form or medium, to any affiliated or nonaffiliated person, firm or corporation except as necessary to perform services under this Agreement or as may be required by law. The parties acknowledge and agree that disclosing Customer Information to effectuate, service or administer a Customer transaction shall not be considered a breach of the confidentiality obligations created hereunder. To the extent that the Reinsurer contracts with a third party that obtains Customer Information in order to provide services under this Agreement, the Reinsurer agrees to obtain contractual confidentiality protections to require the third party to hold Customer Information in strict confidence and not disclose it to any person unless required by law. The Reinsurer agrees to return all Customer Information to Ceding Company either upon request or termination of this Agreement.

      (2) USE OF CUSTOMER INFORMATION. The Reinsurer agrees to use Customer Information only to provide services hereunder and not to use such information for any other purpose.

      (3) OBLIGATION TO MAINTAIN SECURITY OVER CUSTOMER INFORMATION. The Reinsurer agrees to implement and maintain reasonable and customary security measures to safeguard Customer Information. Such measures shall include, but not be limited to, requiring employees who will have access to such information to agree to the confidentiality requirements of this Article.

      (4) CONFIDENTIALITY OBLIGATIONS SURVIVE TERMINATION OF THE AGREEMENT. The obligations of the Reinsurer set forth in this Article shall survive the termination of this Agreement.

                    ARTICLE XX - ALTERATIONS TO THE AGREEMENT

This Agreement constitutes the entire Agreement between the parties, with respect to the business being reinsured hereunder, and there are no understandings between the parties other than as expressed in this Agreement. Any alterations to the provisions of this Agreement will be made by amendment, addenda or by correspondence attached to the Agreement embodying such alterations as may be agreed upon and signed by both parties. These documents will be regarded as part of this Agreement and will be equally binding.

                    ARTICLE XXI - EXECUTION OF THE AGREEMENT

IN WITNESS OF THE ABOVE,

                       CUNA MUTUAL LIFE INSURANCE COMPANY

                                       OF

                               WAVERLY, IOWA, USA

                                       AND

                             RGA REINSURANCE COMPANY

                                       OF

                            ST. LOUIS, MISSOURI, USA

HAVE BY THEIR RESPECTIVE OFFICERS EXECUTED AND DELIVERED THIS AGREEMENT IN DUPLICATE ON THE DATES INDICATED BELOW:

CUNA MUTUAL LIFE INSURANCE COMPANY

By: /s/ Paul Lawin                      By:/s/ Barbara L. Secor
   --------------------                    -----------------------

TITLE: Vice President                   TITLE: Assistant Secretary
      -----------------                       --------------------

DATE:   9-17-03                         DATE:   9-17-03
     ------------------                      ---------------------

RGA REINSURANCE COMPANY

BY: /s/ Donald Burke
   --------------------

TITLE: Vice President
      -----------------

DATE:   7/24/2003
     ------------------

                     SCHEDULE I - REINSURANCE SPECIFICATIONS

--------------------------------------------------------------------------------
COMMENCEMENT, TERMINATION AND CONTINUANCE OF REINSURANCE, ARTICLE II:
--------------------------------------------------------------------------------

    1.  EFFECTIVE DATE:                  This Agreement applies to policies with
        ---------------                  applications received by the
                                         Ceding Company on and after September
                                         1,2003.

    2.  POLICY TERMINATION: REFUNDS:     The Reinsurer will refund any unearned
        ----------------------------     reinsurance premiums. However, policy
                                         fees, if any, will be deemed earned for
                                         a policy year if the policy is
                                         reinsured during any portion of that
                                         policy year.

--------------------------------------------------------------------------------
SCOPE, ARTICLE III:
--------------------------------------------------------------------------------

    1.  CURRENCY:                        United States Dollars ("US$")
        ---------

    2.  BASIS OF REINSURANCE:            Coinsurance
        ---------------------

    3.  TAXES:
        ------

        DAC TAX REGULATIONS
        -------------------

        The Ceding Company and the Reinsurer hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29,1992, under Section 848 of the Internal Revenue Code of 1986, as amended.

        1. The term "party" will refer to either the Ceding Company or the Reinsurer as appropriate.

        2. The terms used in this Article are defined by reference to Treasury Regulation Section 1.848-2 in effect as of December 29, 1992. The term "net consideration" will refer to net consideration as defined in Treasury Regulation Section 1.848-2(f).

        3. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of IRS Section 848(c)(1).

        4. The Ceding Company and the Reinsurer agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The Ceding Company and the Reinsurer also agree to exchange information which may be otherwise required by the IRS.

        5. The Ceding Company will submit a schedule to the Reinsurer by June 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year.

        6. The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company. If the Reinsurer does not so notify the Ceding Company, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer's tax return for the previous calendar year.

        7. If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount. If the Ceding Company and the Reinsurer reach agreement on an amount of net consideration, each party will report such amount in their respective tax returns for the previous calendar year.

--------------------------------------------------------------------------------
SCOPE, ARTICLE III (CONTINUED):
--------------------------------------------------------------------------------

    3.  TAXES (CONTINUED):
        ------------------

        PREMIUM TAX:                     Premium tax will not be reimbursed.
        ------------

--------------------------------------------------------------------------------
COVERAGE, ARTICLE IV:
--------------------------------------------------------------------------------

        RESIDENCE:                       United States, Canada, Puerto Rico or
        ----------                       Guam

--------------------------------------------------------------------------------
RETENTION AND RECAPTURE, ARTICLE VI:
--------------------------------------------------------------------------------

        MINIMUM RECAPTURE PERIOD:        Available after the level term period,
        -------------------------        for policies where the corporate
                                         maximum retention was held at issue,
                                         up to the then current increased
                                         retention.

--------------------------------------------------------------------------------
RESERVES, ARTICLE VIII:
--------------------------------------------------------------------------------

    The Ceding Company agrees to post on its books any deficiency reserves on the coverage reinsured under this Agreement.

    The Reinsurer will be responsible for calculating and holding basic and deficiency reserves on its share of the business under the Valuation of Life Insurance Policies Model Regulation, commonly known as Guideline XXX. The Reinsurer's x-factors may differ from those of the Ceding Company.

--------------------------------------------------------------------------------
POLICY ADMINISTRATION AND PREMIUM ACCOUNTING, ARTICLE XI:
--------------------------------------------------------------------------------

    1.  ACCOUNTING PERIOD:              Monthly
        ------------------

        PREMIUM DUE:                    Annually in advance
        ------------

    2.  REINSURANCE ADMINISTRATION:     Self-administration (Client administers)
        ---------------------------

    3.  BALANCES IN DEFAULT:
        --------------------

        The Reinsurer reserves the right to charge interest at the prime rate plus 2% as stated in the Wall Street Journal on the 1st business day in January prior to the due date of the premium when:

        a. Renewal premiums are not paid within sixty (60) days of the due date.

        b.  Premiums for new business are not paid within one hundred twenty
            (120) days of the date the policy is issued.

--------------------------------------------------------------------------------
ARBITRATION, ARTICLE XIII;
--------------------------------------------------------------------------------

    1.  ARBITRATION ASSOCIATION:         American Arbitration Association
        ------------------------

    2.  PLACE OF ARBITRATION:            Waverly, Iowa, USA
        ---------------------

--------------------------------------------------------------------------------
CHOICE OF LAW, FORUM AND LANGUAGE, ARTICLE XVIII:
--------------------------------------------------------------------------------

    1.  CHOICE OF LAW AND FORUM:         Missouri, USA
        ------------------------

    2.  LANGUAGE:                        English
        ---------

                            SCHEDULE II - RETENTION

The Ceding Company will retain 20% of each risk up to maximum limits stated below:

        ISSUE AGES                       STANDARD AND SUBSTANDARD TABLES A-P
        ----------                       -----------------------------------
          0-69                                        $1,000,000
            70+                                         $500,000

                         SCHEDULE III - BUSINESS COVERED

                           EFFECTIVE SEPTEMBER 1, 2003

--------------------------------------------------------------------------------
PLAN(S)
--------------------------------------------------------------------------------

           10-Year Level Term Portfolio - Fully Guaranteed (03-10YTG) 15-Year Level Term Portfolio - Fully Guaranteed (03-15YTG) 20-Year Level Term Portfolio - Fully Guaranteed (03-20YTG) 30-Year Level Term Portfolio - Fully Guaranteed (03-30YTG)

--------------------------------------------------------------------------------
RIDER(S)
--------------------------------------------------------------------------------

                               Other Insured Rider
                                   (03OIR10YG)
                                   (030IR15YG)
                                   (030IR20YG)
                                   (03OIR30YG)

                       SCHEDULE IV - REINSURANCE PREMIUMS

                           EFFECTIVE SEPTEMBER 1, 2003

--------------------------------------------------------------------------------
LIFE:
--------------------------------------------------------------------------------

        Business covered, as shown in Schedule III will be reinsured on a Coinsurance basis. The life reinsurance premium will be calculated by multiplying the appropriate life premium rate, from the attached Rate Schedule labeled below, times the face amount divided by one thousand
        (1000) times the Reinsurer's share of the face amount for that policy year. During the initial level period, the life premium rate is based on the insured's issue age. In subsequent policy years, the life premium rate is based on the insured's attained age. The Reinsurer shall pay expense allowances to the Ceding Company equal to a percentage, as defined in the table below, of the life reinsurance premium calculated above.

                                                                                                     ALLOWANCE
                                                                                                     ---------
                                                                                                     PERCENTAGE
                                                                                                     ----------
                        INITIAL            RATE
                        -------            ----
PLAN(S)   BAND*          LEVEL           GUARANTEE            RATE         UNDERWRITING         POLICY    POLICY
--------  -----          -----           ---------            ----         ------------         ------    ------
                        PERIOD            PERIOD            SCHEDULE          CLASS             YEAR 1    YEARS 2+
                        ------            ------            --------          -----             ------    --------
                        (YEARS)           (YEARS)
                        -------           -------
10-Year   Band 2          10                10                 S-1             All                100%      24%
10-Year   Band 3          10                10                 S-2             All                100%      17%
10-Year   Band 4          10                10                 S-1             All                100%      14%
15-Year   Band 2          15                15                 S-2             All                100%      21%
15-Year   Band 3          15                15                 S-2             All                100%      13%
15-Year   Band 4          15                15                 S-2             All                100%      10%
20-Year   Band 2          20                20                 S-3             All                100%      25%
20-Year   Band 3          20                20                 S-3             All                100%      16%
20-Year   Band 4          20                20                 S-3             All                100%      14%
30-Year   Band 2          30                30                 S-4             All                100%      30%
30-Year   Band 3          30                30                 S-4             All                100%      20%
30-Year   Band 4          30                30                 S-4             All                100%      15%

     *Band 2 = $100,000 - $249,999
     *Band 3 = $250,000 - $499,999
     *Band 4 = $500,000+

      Reinsurance premiums will be on an age last birthday basis.

      The Reinsurer will receive its share of any policy fee and pay the Ceding Company a one hundred percent (100%) allowance on the policy fee in all years.

--------------------------------------------------------------------------------
SUBSTANDARD PREMIUMS:
--------------------------------------------------------------------------------

      SUBSTANDARD TABLE EXTRA
      -----------------------

      Premiums will be increased by any substandard premium charged the insured on the Reinsurer's share of the face amount. For substandard table ratings, premiums will be increased by the following percent per table:

                                       25%

      FLAT EXTRA PREMIUMS
      -------------------

      The premium will be increased by any Flat Extra Premium charged the insured on the face amount initially reinsured, less total allowances as shown below:

           FIRST YEAR PERMANENT         FIRST YEAR TEMPORARY          RENEWAL:
           --------------------         --------------------          --------
            PAYABLE 6 YEARS OR          PAYABLE 1 - 5 YEARS:
            ------------------          --------------------
                  MORE:
                  -----
                   100%                         20%                      20%

--------------------------------------------------------------------------------
SUPPLEMENTAL BENEFITS :
--------------------------------------------------------------------------------

      OTHER INSURED RIDER:
      --------------------

           Same as base plan.

--------------------------------------------------------------------------------
RE-ENTRY'S:
--------------------------------------------------------------------------------

      Re-entry's are not covered under this Agreement.

--------------------------------------------------------------------------------
CONVERSIONS OR EXCHANGES:
--------------------------------------------------------------------------------

      If any business covered under this Agreement is subsequently converted or exchanged to any other plan reinsured by the Reinsurer, then such business will be reinsured at the rates as shown in the Agreement covering the new plan. Rates and allowances, or pay percentages, applicable to the new plan will be determined at point in scale based on the Original Policy that is being converted or exchanged. If the Agreement including the new rates requires policy fees, then they will also apply to the new plan.

      If any business covered under this Agreement, is subsequently converted or exchanged to a plan that is not reinsured with the Reinsurer, under a specific document, then such business will be reinsured with the Reinsurer on a Yearly Renewable Term basis, at the rates as shown below. Rates will be determined at point in scale, based on the Original Policy that is being converted or exchanged.

                            Rate Schedule S-5.

--------------------------------------------------------------------------------
EXPERIENCE REFUND OR PROFIT COMMISSION:
--------------------------------------------------------------------------------

      Experience Refund or Profit Commission is not covered by this Agreement.

--------------------------------------------------------------------------------
                            RATE SCHEDULE S-1
--------------------------------------------------------------------------------

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 10 2003
                            Band 2: $100,000-$249,999

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25    0.66    0.79    1.01    1.40    1.86      25   0.57    0.70     0.88    1.17    1.56
   26    0.66    0.79    1.01    1.41    1.87      26   0.57    0.70     0.88    1.18    1.58
   27    0.66    0.79    1.02    1.42    1.89      27   0.57    0.70     0.88    1.19    1.59
   28    0.67    0.80    1.02    1.43    1.90      28   0.58    0.71     0.89    1.21    1.61
   29    0.67    0.80    1.03    1.44    1.92      29   0.58    0.71     0.89    1.22    1.62

   30    0.67    0.80    1.03    1.45    1.93      30   0.58    0.71     0.89    1.23    1.64
   31    0.67    0.80    1.03    1.46    1.95      31   0.58    0.71     0.89    1.24    1.65
   32    0.66    0.79    1.03    1.47    1.96      32   0.58    0.70     0.88    1.25    1.66
   33    0.66    0.79    1.03    1.49    1.99      33   0.58    0.70     0.88    1.26    1.67
   34    0.66    0.80    1.04    1.53    2.04      34   0.59    0.70     0.89    1.28    1.71

   35    0.68    0.82    1.08    1.60    2.14      35   0.61    0.72     0.92    1.34    1.78
   36    0.71    0.86    1.14    1.71    2.29      36   0.64    0.76     0.97    1.43    1.90
   37    0.76    0.92    1.22    1.85    2.47      37   0.69    0.81     1.04    1.55    2.06
   38    0.81    0.99    1.32    2.01    2.69      38   0.74    0.87     1.12    1.69    2.24
   39    0.86    1.07    1.42    2.19    2.92      39   0.78    0.93     1.20    1.83    2.42

   40    0.92    1.14    1.52    2.37    3.17      40   0.83    0.98     1.28    1.97    2.60
   41    0.97    1.21    1.62    2.56    3.42      41   0.87    1.02     1.34    2.09    2.76
   42    1.03    1.28    1.72    2.75    3.68      42   0.90    1.06     1.40    2.21    2.91
   43    1.08    1.35    1.83    2.96    3.96      43   0.93    1.10     1.46    2.34    3.07
   44    1.15    1.44    1.95    3.19    4.27      44   0.97    1.14     1.53    2.47    3.24

   45    1.23    1.54    2.09    3.44    4.61      45   1.02    1.20     1.61    2.62    3.44
   46    1.32    1.65    2.25    3.71    4.98      46   1.08    1.27     1.71    2.79    3.66
   47    1.42    1.78    2.42    3.99    5.36      47   1.14    1.35     1.82    2.96    3.90
   48    1.53    1.92    2.60    4.30    5.78      48   1.21    1.44     1.93    3.15    4.15
   49    1.65    2.07    2.81    4.64    6.25      49   1.29    1.54     2.06    3.36    4.43

   50    1.79    2.24    3.04    5.03    6.77      50   1.37    1.64     2.20    3.58    4.73
   51    1.94    2.42    3.29    5.45    7.34      51   1.45    1.74     2.34    3.81    5.04
   52    2.10    2.61    3.55    5.90    7.94      52   1.54    1.85     2.48    4.04    5.35
   53    2.27    2.82    3.84    6.39    8.60      53   1.63    1.96     2.64    4.30    5.69
   54    2.47    3.06    4.17    6.94    9.34      54   1.73    2.09     2.82    4.59    6.08

   55    2.69    3.33    4.55    7.56   10.19      55   1.86    2.24     3.03    4.93    6.54
   56    2.93    3.62    4.96    8.23   11.11      56   2.01    2.42     3.28    5.32    7.07
   57    3.18    3.93    5.39    8.92   12.08      57   2.17    2.61     3.55    5.75    7.66
   58    3.46    4.27    5.87    9.70   13.16      58   2.36    2.82     3.84    6.23    8.31
   59    3.79    4.67    6.42   10.61   14.42      59   2.56    3.06     4.17    6.74    9.02

   60    4.19    5.14    7.09   11.68   15.92      60   2.78    3.31     4.53    7.31    9.80
   61    4.62    5.66    7.81   12.87   17.59      61   3.00    3.57     4.89    7.89   10.61
   62    5.09    6.20    8.58   14.15   19.38      62   3.23    3.82     5.26    8.49   11.44
   63    5.61    6.83    9.45   15.60   21.41      63   3.48    4.11     5.66    9.15   12.36
   64    6.25    7.58   10.51   17.30   23.77      64   3.79    4.46     6.15    9.92   13.42

   65    7.04    8.53   11.83   19.32   26.57      65   4.17    4.90     6.77   10.84   14.68
   66    8.22    9.96   13.82   22.22   30.56      66   4.74    5.58     7.70   12.16   16.47
   67    9.40   11.40   15.81   25.12   34.54      67   5.32    6.25     8.64   13.48   18.26
   68   10.59   12.83   17.79   28.01   38.53      68   5.89    6.93     9.57   14.81   20.05
   69   11.77   14.27   19.78   30.91   42.51      69   6.47    7.60    10.51   16.13   21.84

   70   12.95   15.70   21.77   33.81   46.50      70   7.04    8.28    11.44   17.45   23.63

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 10 2003
                            Band 3: $250,000-$499,999

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25    0.46    0.59    0.81    1.20    1.66     25    0.37    0.50     0.68    0.97    1.36
   26    0.46    0.59    0.81    1.21    1.67     26    0.37    0.50     0.68    0.98    1.38
   27    0.46    0.59    0.82    1.22    1.69     27    0.37    0.50     0.68    0.99    1.39
   28    0.47    0.60    0.82    1.23    1.70     28    0.38    0.51     0.69    1.01    1.41
   29    0.47    0.60    0.83    1.24    1.72     29    0.38    0.51     0.69    1.02    1.42

   30    0.47    0.60    0.83    1.25    1.73     30    0.38    0.51     0.69    1.03    1.44
   31    0.47    0.60    0.83    1.26    1.75     31    0.38    0.51     0.69    1.04    1.45
   32    0.46    0.59    0.83    1.27    1.77     32    0.38    0.50     0.69    1.05    1.46
   33    0.46    0.59    0.83    1.29    1.79     33    0.38    0.50     0.68    1.06    1.47
   34    0.46    0.60    0.85    1.33    1.84     34    0.39    0.50     0.69    1.09    1.51

   35    0.48    0.62    0.88    1.40    1.94     35    0.41    0.52     0.72    1.14    1.58
   36    0.51    0.66    0.94    1.51    2.08     36    0.44    0.55     0.77    1.23    1.70
   37    0.55    0.71    1.01    1.64    2.26     37    0.48    0.60     0.83    1.34    1.85
   38    0.60    0.78    1.10    1.80    2.48     38    0.52    0.65     0.91    1.47    2.02
   39    0.65    0.85    1.20    1.97    2.71     39    0.57    0.71     0.99    1.61    2.20

   40    0.71    0.92    1.30    2.15    2.95     40    0.61    0.76     1.06    1.74    2.37
   41    0.76    0.99    1.40    2.34    3.20     41    0.65    0.81     1.13    1.87    2.53
   42    0.82    1.07    1.51    2.54    3.47     42    0.69    0.85     1.19    1.99    2.69
   43    0.88    1.15    1.62    2.75    3.76     43    0.73    0.89     1.25    2.12    2.86
   44    0.95    1.24    1.75    2.99    4.07     44    0.77    0.94     1.33    2.27    3.04

   45    1.03    1.34    1.89    3.24    4.41     45    0.82    1.00     1.41    2.42    3.24
   46    1.12    1.45    2.05    3.51    4.77     46    0.88    1.07     1.51    2.59    3.46
   47    1.22    1.57    2.21    3.79    5.15     47    0.94    1.15     1.61    2.76    3.70
   48    1.32    1.70    2.40    4.10    5.57     48    1.01    1.23     1.73    2.95    3.95
   49    1.44    1.85    2.60    4.43    6.03     49    1.09    1.32     1.85    3.15    4.22

   50    1.58    2.02    2.83    4.82    6.55     50    1.17    1.42     1.99    3.37    4.52
   51    1.73    2.20    3.08    5.24    7.12     51    1.25    1.52     2.13    3.60    4.83
   52    1.89    2.40    3.35    5.69    7.72     52    1.34    1.63     2.28    3.84    5.14
   53    2.07    2.62    3.64    6.18    8.39     53    1.43    1.75     2.43    4.09    5.48
   54    2.26    2.86    3.97    6.74    9.14     54    1.54    1.88     2.62    4.39    5.88

   55    2.49    3.13    4.35    7.36    9.99     55    1.67    2.04     2.83    4.73    6.34
   56    2.73    3.42    4.75    8.02   10.91     56    1.82    2.22     3.07    5.12    6.87
   57    2.98    3.72    5.18    8.72   11.87     57    1.98    2.41     3.34    5.55    7.46
   58    3.26    4.06    5.65    9.50   12.95     58    2.16    2.62     3.64    6.02    8.10
   59    3.59    4.46    6.21   10.40   14.20     59    2.36    2.85     3.96    6.53    8.81

   60    3.99    4.93    6.87   11.47   15.70     60    2.58    3.10     4.32    7.10    9.59
   61    4.43    5.45    7.60   12.67   17.37     61    2.81    3.36     4.68    7.69   10.40
   62    4.89    6.00    8.37   13.95   19.17     62    3.04    3.62     5.06    8.29   11.24
   63    5.43    6.63    9.26   15.41   21.21     63    3.29    3.92     5.47    8.96   12.16
   64    6.06    7.39   10.32   17.11   23.57     64    3.60    4.27     5.96    9.72   13.22

   65    6.84    8.33   11.63   19.12   26.37     65    3.97    4.70     6.57   10.64   14.48
   66    7.99    9.73   13.58   21.99   30.33     66    4.52    5.35     7.48   11.94   16.25
   67    9.14   11.13   15.54   24.86   34.28     67    5.07    6.00     8.38   13.24   18.01
   68   10.29   12.53   17.49   27.72   38.24     68    5.61    6.64     9.29   14.53   19.78
   69   11.44   13.93   19.45   30.59   42.19     69    6.16    7.29    10.19   15.83   21.54

   70   12.59   15.33   21.40   33.46   46.15     70    6.71    7.94    11.10   17.13   23.31

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 10 2003
                                Band 4: $500,000+

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25    0.36    0.49    0.71    1.10    1.56      25   0.27    0.40     0.58    0.87    1.26
   26    0.36    0.49    0.71    1.11    1.57      26   0.27    0.40     0.58    0.88    1.28
   27    0.36    0.49    0.72    1.12    1.59      27   0.27    0.40     0.58    0.89    1.29
   28    0.37    0.50    0.72    1.13    1.60      28   0.28    0.41     0.59    0.91    1.31
   29    0.37    0.50    0.73    1.14    1.62      29   0.28    0.41     0.59    0.92    1.32

   30    0.37    0.50    0.73    1.15    1.63      30   0.28    0.41     0.59    0.93    1.34
   31    0.37    0.50    0.73    1.16    1.65      31   0.28    0.41     0.59    0.94    1.35
   32    0.36    0.49    0.73    1.17    1.67      32   0.28    0.40     0.59    0.95    1.36
   33    0.36    0.49    0.73    1.19    1.69      33   0.29    0.40     0.59    0.96    1.38
   34    0.36    0.50    0.75    1.23    1.75      34   0.29    0.40     0.60    0.99    1.41

   35    0.38    0.52    0.78    1.30    1.84      35   0.31    0.42     0.62    1.04    1.48
   36    0.41    0.56    0.84    1.40    1.98      36   0.34    0.45     0.66    1.13    1.59
   37    0.45    0.61    0.91    1.54    2.16      37   0.37    0.49     0.72    1.24    1.74
   38    0.49    0.67    1.00    1.69    2.37      38   0.41    0.54     0.79    1.36    1.91
   39    0.55    0.74    1.09    1.86    2.60      39   0.46    0.59     0.87    1.50    2.09

   40    0.60    0.81    1.19    2.04    2.84      40   0.50    0.64     0.94    1.63    2.26
   41    0.66    0.88    1.29    2.23    3.09      41   0.54    0.69     1.01    1.76    2.42
   42    0.71    0.96    1.40    2.43    3.36      42   0.58    0.73     1.07    1.89    2.59
   43    0.78    1.04    1.52    2.65    3.65      43   0.63    0.78     1.15    2.02    2.76
   44    0.85    1.14    1.65    2.88    3.97      44   0.68    0.84     1.22    2.16    2.94

   45    0.93    1.24    1.79    3.14    4.31      45   0.73    0.90     1.31    2.32    3.14
   46    1.02    1.35    1.95    3.41    4.67      46   0.79    0.97     1.41    2.49    3.36
   47    1.12    1.47    2.11    3.69    5.06      47   0.85    1.05     1.51    2.66    3.59
   48    1.22    1.60    2.29    3.99    5.47      48   0.91    1.13     1.62    2.85    3.84
   49    1.34    1.74    2.49    4.33    5.93      49   0.98    1.22     1.74    3.05    4.11

   50    1.48    1.91    2.72    4.71    6.45      50   1.06    1.32     1.88    3.27    4.41
   51    1.63    2.09    2.97    5.13    7.02      51   1.14    1.42     2.02    3.50    4.72
   52    1.79    2.29    3.24    5.59    7.62      52   1.23    1.53     2.17    3.74    5.03
   53    1.97    2.51    3.54    6.08    8.29      53   1.33    1.65     2.33    3.99    5.38
   54    2.17    2.76    3.87    6.64    9.04      54   1.44    1.79     2.52    4.29    5.77

   55    2.39    3.03    4.25    7.26    9.89      55   1.57    1.94     2.73    4.63    6.24
   56    2.63    3.32    4.65    7.92   10.81      56   1.72    2.11     2.97    5.02    6.77
   57    2.88    3.62    5.08    8.62   11.77      57   1.88    2.30     3.24    5.44    7.36
   58    3.16    3.96    5.55    9.39   12.85      58   2.06    2.51     3.53    5.91    8.00
   59    3.49    4.35    6.11   10.29   14.10      59   2.25    2.74     3.85    6.43    8.71

   60    3.88    4.82    6.77   11.36   15.60      60   2.47    2.99     4.21    6.99    9.49
   61    4.32    5.34    7.50   12.56   17.27      61   2.70    3.25     4.58    7.58   10.30
   62    4.79    5.90    8.28   13.85   19.08      62   2.93    3.52     4.95    8.19   11.14
   63    5.33    6.54    9.16   15.31   21.11      63   3.19    3.82     5.37    8.86   12.07
   64    5.97    7.30   10.23   17.01   23.48      64   3.50    4.17     5.86    9.63   13.13

   65    6.74    8.23   11.53   19.02   26.27      65   3.87    4.60     6.47   10.54   14.38
   66    7.87    9.61   13.47   21.87   30.21      66   4.40    5.23     7.36   11.83   16.13
   67    9.01   10.99   15.41   24.73   34.15      67   4.94    5.87     8.25   13.11   17.89
   68   10.14   12.38   17.34   27.58   38.09      68   5.47    6.50     9.15   14.40   19.64
   69   11.28   13.76   19.28   30.44   42.03      69   6.01    7.14    10.04   15.68   21.40

   70   12.41   15.14   21.22   33.29   45.97      70   6.54    7.77    10.93   16.97   23.15

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
               Guaranteed Annually Increasing Premiums per $1,000
                             MEMBERS Level 10/15/20/30
                  For Durations following Level Premium Period
                             All Bands / All Classes

Current   Male     Male    Female    Female    Current     Male      Male      Female    Female
 Age     NonTob     Tob    NonTob      Tob       Age      NonTob      Tob      NonTob     Tob
======   ======   ======   =======   =======   =======   ========   =======   ========   ======
    10    1.20                1.09                  50      8.21      16.00       6.94    10.83
    11    1.30                1.12                  51      8.96      17.49       7.47    11.62
    12    1.47                1.17                  52      9.82      19.17       8.08    12.51
    13    1.71                1.23                  53     10.82      21.07       8.75    13.50
    14    1.98                1.31                  54     11.92      23.15       9.44    14.51

    15    2.27                1.39                  55     13.15      25.38      10.18    15.55
    16    2.54                1.47                  56     14.50      27.73      10.91    16.58
    17    2.75                1.54                  57     15.92      30.21      11.63    17.54
    18    2.91                1.60                  58     17.50      32.82      12.35    18.48
    19    3.01                1.65                  59     19.28      35.62      13.17    19.49

    20    2.69                1.62                  60     21.26      38.74      14.13    20.69
    21    2.66                1.65                  61     23.47      42.26      15.31    22.19
    22    2.61                1.66                  62     26.02      46.22      16.78    24.13
    23    2.54                1.70                  63     28.90      50.66      18.59    26.48
    24    2.48                1.73                  64     32.10      55.50      20.62    29.10

    25    2.40                1.76                  65     35.60      60.64      22.82    31.87
    26    2.35      3.31      1.81     2.18         66     39.39      66.02      25.09    34.69
    27    2.32      3.28      1.84     2.24         67     43.46      71.58      27.41    37.41
    28    2.30      3.28      1.89     2.32         68     47.87      77.42      29.81    40.30
    29    2.30      3.33      1.95     2.42         69     52.77      83.76      32.48    43.30

    30    2.32      3.41      2.00     2.53         70     58.30      90.75      35.62    46.69
    31    2.37      3.52      2.06     2.62         71     64.62      98.61      39.44    51.17
    32    2.43      3.66      2.13     2.74         72     71.92     107.49      44.13    56.66
    33    2.53      3.86      2.21     2.88         73     80.18     117.33      49.74    63.18
    34    2.64      4.08      2.30     3.04         74     89.25     128.11      56.21    70.62

    35    2.77      4.35      2.42     3.22         75     98.94     139.63      63.42    78.75
    36    2.91      4.67      2.58     3.49         76    109.18     151.41      71.23    87.39
    37    3.10      5.07      2.77     3.81         77    119.89     163.23      79.60    96.42
    38    3.31      5.52      2.98     4.18         78    131.12     175.18      88.66   105.95
    39    3.54      6.03      3.20     4.58         79    143.23     187.68      98.69   116.34

    40    3.81      6.62      3.47     5.06         80    156.61     201.14     110.10   127.97
    41    4.10      7.26      3.76     5.57         81    171.60     215.94     123.22   141.17
    42    4.40      7.97      4.05     6.08         82    188.51     232.34     138.34   156.18
    43    4.74      8.74      4.34     6.59         83    207.26     250.06     155.39   173.50
    44    5.10      9.58      4.62     7.10         84    227.49     268.53     174.19   192.29

    45    5.52     10.48      4.94     7.65         85    248.72     287.10     194.53   212.24
    46    5.97     11.41      5.28     8.21         86    270.69     305.34     216.26   233.20
    47    6.45     12.42      5.65     8.78         87    293.06     324.06     239.34   254.96
    48    6.98     13.50      6.03     9.41         88    315.73     343.57     263.81   277.63
    49    7.55     14.69      6.46    10.10         89    339.02     362.96     289.84   301.20

                             Add $50.00 policy fee

--------------------------------------------------------------------------------

                                RATE SCHEDULE S-2

--------------------------------------------------------------------------------

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 15 2003
                            Band 2: $100,000-$249,999

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25   0.72     0.87    1.08    1.56    2.02      25   0.63    0.76    0.95     1.29    1.68
   26   0.72     0.87    1.09    1.58    2.05      26   0.63    0.76    0.96     1.31    1.71
   27   0.72     0.88    1.10    1.60    2.08      27   0.64    0.77    0.96     1.33    1.74
   28   0.73     0.88    1.11    1.63    2.12      28   0.64    0.77    0.97     1.36    1.76
   29   0.73     0.89    1.12    1.65    2.15      29   0.65    0.78    0.97     1.38    1.79

   30   0.73     0.89    1.13    1.67    2.18      30   0.65    0.78    0.98     1.40    1.82
   31   0.73     0.89    1.14    1.70    2.23      31   0.65    0.78    0.98     1.43    1.85
   32   0.73     0.89    1.15    1.74    2.28      32   0.65    0.78    0.98     1.45    1.89
   33   0.73     0.89    1.16    1.78    2.34      33   0.65    0.78    0.99     1.48    1.92
   34   0.74     0.90    1.19    1.84    2.42      34   0.66    0.78    1.00     1.52    1.98

   35   0.76     0.93    1.23    1.93    2.54      35   0.67    0.80    1.03     1.58    2.06
   36   0.80     0.98    1.30    2.05    2.69      36   0.70    0.83    1.08     1.66    2.17
   37   0.85     1.03    1.38    2.19    2.87      37   0.73    0.87    1.14     1.76    2.29
   38   0.91     1.10    1.48    2.36    3.07      38   0.77    0.92    1.21     1.87    2.44
   39   0.97     1.18    1.58    2.55    3.31      39   0.81    0.97    1.29     2.00    2.61

   40   1.04     1.27    1.70    2.77    3.59      40   0.86    1.03    1.37     2.14    2.79
   41   1.11     1.37    1.82    3.02    3.92      41   0.91    1.09    1.45     2.30    3.00
   42   1.19     1.47    1.95    3.31    4.30      42   0.96    1.15    1.54     2.48    3.24
   43   1.28     1.58    2.10    3.62    4.70      43   1.02    1.21    1.63     2.67    3.50
   44   1.37     1.70    2.25    3.94    5.12      44   1.08    1.28    1.72     2.87    3.75

   45   1.47     1.83    2.42    4.26    5.54      45   1.15    1.36    1.83     3.06    4.00
   46   1.57     1.95    2.59    4.55    5.91      46   1.21    1.44    1.94     3.23    4.21
   47   1.67     2.07    2.77    4.81    6.25      47   1.28    1.51    2.05     3.38    4.39
   48   1.78     2.20    2.96    5.10    6.62      48   1.35    1.59    2.17     3.54    4.58
   49   1.91     2.36    3.19    5.45    7.07      49   1.43    1.69    2.31     3.74    4.82

   50   2.08     2.56    3.46    5.90    7.66      50   1.53    1.81    2.47     4.00    5.15
   51   2.27     2.79    3.77    6.46    8.40      51   1.64    1.95    2.65     4.33    5.57
   52   2.48     3.05    4.11    7.09    9.24      52   1.77    2.09    2.85     4.71    6.07
   53   2.72     3.34    4.50    7.80   10.19      53   1.91    2.26    3.06     5.13    6.62
   54   3.00     3.68    4.94    8.57   11.22      54   2.07    2.45    3.31     5.59    7.21

   55   3.32     4.07    5.46    9.42   12.33      55   2.26    2.68    3.61     6.06    7.82
   56   3.68     4.51    6.03   10.31   13.49      56   2.47    2.93    3.94     6.53    8.43
   57   4.07     4.98    6.66   11.24   14.69      57   2.70    3.19    4.29     7.00    9.04
   58   4.51     5.50    7.35   12.26   16.00      58   2.95    3.48    4.68     7.51    9.70
   59   5.01     6.11    8.14   13.39   17.47      59   3.26    3.83    5.14     8.10   10.45

   60   5.59     6.80    9.05   14.69   19.14      60   3.63    4.26    5.68     8.81   11.34
   61   6.38     7.75   10.29   16.42   21.36      61   4.18    4.88    6.44     9.82   12.58
   62   7.17     8.70   11.53   18.14   23.59      62   4.72    5.50    7.21    10.84   13.82
   63   7.97     9.65   12.78   19.87   25.81      63   5.27    6.13    7.97    11.85   15.07
   64   8.76    10.60   14.02   21.59   28.04      64   5.81    6.75    8.74    12.87   16.31

   65   9.55    11.55   15.26   23.32   30.26      65   6.36    7.37    9.50    13.88   17.55

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 15 2003
                            Band 3: $250,000-$499,999

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25   0.53     0.67    0.88    1.36    1.82      25   0.43    0.56    0.76     1.09    1.48
   26   0.53     0.67    0.89    1.38    1.85      26   0.43    0.56    0.77     1.11    1.51
   27   0.53     0.68    0.90    1.40    1.88      27   0.44    0.57    0.77     1.13    1.54
   28   0.54     0.68    0.91    1.43    1.92      28   0.44    0.57    0.78     1.16    1.56
   29   0.54     0.69    0.92    1.45    1.95      29   0.45    0.58    0.78     1.18    1.59

   30   0.54     0.69    0.93    1.47    1.98      30   0.45    0.58    0.79     1.20    1.62
   31   0.54     0.69    0.94    1.50    2.03      31   0.45    0.58    0.79     1.23    1.65
   32   0.54     0.69    0.95    1.54    2.08      32   0.46    0.58    0.79     1.25    1.69
   33   0.54     0.70    0.97    1.58    2.14      33   0.46    0.58    0.79     1.28    1.72
   34   0.55     0.71    0.99    1.64    2.22      34   0.47    0.59    0.80     1.32    1.78

   35   0.57     0.74    1.04    1.73    2.34      35   0.49    0.61    0.83     1.38    1.86
   36   0.61     0.79    1.11    1.85    2.49      36   0.52    0.64    0.88     1.46    1.97
   37   0.66     0.85    1.19    1.99    2.67      37   0.55    0.68    0.94     1.56    2.09
   38   0.72     0.91    1.28    2.16    2.87      38   0.58    0.72    1.01     1.66    2.23
   39   0.78     0.99    1.39    2.35    3.11      39   0.62    0.78    1.09     1.79    2.40

   40   0.85     1.08    1.50    2.57    3.39      40   0.67    0.83    1.17     1.93    2.58
   41   0.92     1.17    1.62    2.82    3.72      41   0.72    0.89    1.25     2.09    2.79
   42   1.00     1.28    1.76    3.11    4.10      42   0.77    0.95    1.34     2.27    3.03
   43   1.09     1.39    1.90    3.42    4.50      43   0.83    1.02    1.43     2.47    3.29
   44   1.18     1.50    2.06    3.74    4.92      44   0.89    1.09    1.52     2.67    3.55

   45   1.28     1.63    2.23    4.06    5.34      45   0.96    1.17    1.63     2.86    3.80
   46   1.38     1.76    2.40    4.35    5.71      46   1.03    1.25    1.74     3.03    4.01
   47   1.49     1.88    2.58    4.61    6.05      47   1.09    1.33    1.86     3.19    4.20
   48   1.60     2.02    2.77    4.90    6.42      48   1.17    1.41    1.98     3.35    4.40
   49   1.73     2.18    3.00    5.25    6.87      49   1.25    1.51    2.12     3.55    4.64

   50   1.90     2.38    3.27    5.70    7.46      50   1.35    1.63    2.29     3.81    4.97
   51   2.09     2.61    3.58    6.25    8.19      51   1.46    1.76    2.47     4.14    5.39
   52   2.29     2.86    3.92    6.88    9.04      52   1.58    1.91    2.66     4.51    5.87
   53   2.53     3.15    4.30    7.59    9.98      53   1.71    2.07    2.87     4.93    6.42
   54   2.80     3.48    4.75    8.37   11.01      54   1.87    2.26    3.12     5.38    7.00

   55   3.13     3.88    5.27    9.22   12.13      55   2.07    2.49    3.42     5.86    7.62
   56   3.51     4.33    5.87   10.13   13.31      56   2.30    2.76    3.77     6.35    8.25
   57   3.92     4.83    6.52   11.09   14.55      57   2.55    3.05    4.15     6.86    8.91
   58   4.39     5.39    7.25   12.14   15.90      58   2.84    3.38    4.58     7.42    9.62
   59   4.90     6.00    8.06   13.30   17.38      59   3.16    3.75    5.06     8.03   10.40

   60   5.47     6.69    8.97   14.59   19.05      60   3.52    4.17    5.60     8.74   11.29
   61   6.20     7.57   10.14   16.25   21.20      61   4.00    4.73    6.30     9.68   12.46
   62   6.93     8.46   11.31   17.91   23.35      62   4.48    5.29    6.99    10.63   13.63
   63   7.65     9.34   12.49   19.56   25.51      63   4.96    5.84    7.69    11.57   14.80
   64   8.38    10.23   13.66   21.22   27.66      64   5.44    6.40    8.38    12.52   15.97

   65   9.11    11.11   14.83   22.88   29.81      65   5.92    6.96    9.08    13.46   17.14

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 15 2003
                                Band 4: $500,000+

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25   0.43     0.57    0.78    1.26    1.72      25   0.33    0.46    0.66     0.99    1.38
   26   0.43     0.57    0.79    1.28    1.75      26   0.33    0.46    0.67     1.01    1.41
   27   0.43     0.58    0.80    1.30    1.78      27   0.34    0.47    0.67     1.03    1.44
   28   0.44     0.58    0.81    1.33    1.82      28   0.34    0.47    0.68     1.06    1.46
   29   0.44     0.59    0.82    1.35    1.85      29   0.35    0.48    0.68     1.08    1.49

   30   0.44     0.59    0.83    1.37    1.88      30   0.35    0.48    0.69     1.10    1.52
   31   0.44     0.59    0.84    1.40    1.93      31   0.35    0.48    0.69     1.13    1.55
   32   0.44     0.59    0.85    1.44    1.98      32   0.36    0.48    0.70     1.15    1.59
   33   0.44     0.60    0.87    1.48    2.04      33   0.36    0.48    0.70     1.18    1.62
   34   0.45     0.61    0.89    1.54    2.12      34   0.37    0.49    0.71     1.22    1.68

   35   0.47     0.64    0.94    1.63    2.24      35   0.39    0.51    0.74     1.28    1.76
   36   0.51     0.69    1.01    1.75    2.39      36   0.42    0.54    0.79     1.36    1.87
   37   0.56     0.74    1.09    1.89    2.56      37   0.45    0.58    0.85     1.46    1.99
   38   0.62     0.81    1.18    2.05    2.77      38   0.49    0.63    0.91     1.56    2.13
   39   0.69     0.89    1.29    2.24    3.00      39   0.53    0.68    0.99     1.69    2.30

   40   0.76     0.98    1.40    2.46    3.28      40   0.58    0.74    1.07     1.83    2.48
   41   0.83     1.08    1.52    2.71    3.61      41   0.63    0.80    1.15     1.99    2.69
   42   0.91     1.18    1.66    3.01    3.99      42   0.68    0.86    1.24     2.17    2.93
   43   1.00     1.29    1.80    3.32    4.40      43   0.73    0.92    1.33     2.37    3.19
   44   1.09     1.41    1.96    3.64    4.82      44   0.79    0.99    1.43     2.57    3.45

   45   1.19     1.54    2.13    3.96    5.24      45   0.86    1.07    1.54     2.76    3.70
   46   1.29     1.66    2.30    4.25    5.61      46   0.93    1.15    1.65     2.93    3.91
   47   1.40     1.79    2.48    4.52    5.96      47   1.00    1.23    1.77     3.09    4.10
   48   1.51     1.92    2.68    4.80    6.33      48   1.08    1.32    1.89     3.25    4.30
   49   1.64     2.08    2.90    5.15    6.78      49   1.17    1.42    2.04     3.45    4.54

   50   1.81     2.28    3.18    5.60    7.37      50   1.27    1.54    2.20     3.71    4.87
   51   2.00     2.51    3.49    6.15    8.10      51   1.38    1.67    2.38     4.04    5.29
   52   2.20     2.76    3.82    6.78    8.94      52   1.49    1.81    2.56     4.41    5.77
   53   2.44     3.05    4.20    7.48    9.88      53   1.63    1.98    2.77     4.82    6.31
   54   2.71     3.38    4.64    8.26   10.91      54   1.78    2.17    3.02     5.27    6.90

   55   3.04     3.78    5.17    9.12   12.03      55   1.98    2.40    3.32     5.76    7.32
   56   3.42     4.24    5.77   10.04   13.22      56   2.22    2.67    3.68     6.27    8.17
   57   3.85     4.75    6.44   11.02   14.48      57   2.48    2.98    4.08     6.80    8.85
   58   4.32     5.32    7.18   12.09   15.85      58   2.78    3.32    4.53     7.37    9.58
   59   4.84     5.94    8.00   13.26   17.35      59   3.11    3.70    5.02     8.00   10.38

   60   5.41     6.63    8.91   14.55   19.02      60   3.47    4.12    5.56     8.71   11.27
   61   6.12     7.49   10.06   16.18   21.15      61   3.93    4.65    6.24     9.63   12.41
   62   6.82     8.35   11.21   17.82   23.28      62   4.38    5.19    6.92    10.55   13.56
   63   7.53     9.22   12.37   19.45   25.41      63   4.84    5.72    7.60    11.47   14.70
   64   8.23    10.08   13.52   21.09   27.54      64   5.29    6.26    8.28    12.39   15.85

   65   8.94    10.94   14.67   22.72   29.67      65   5.75    6.79    8.96    13.31   16.99



                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
               Guaranteed Annually Increasing Premiums per $1,000
                          MEMBERS Level 10/15/20/30
                  For Durations following Level Premium Period
                             All Bands / All Classes

Current   Male     Male    Female    Female    Current     Male      Male      Female    Female
 Age     NonTob     Tob    NonTob      Tob       Age      NonTob      Tob      NonTob     Tob
======   ======   ======   =======   =======   =======   ========   =======   ========   ======
    10    1.20                1.09                  50      8.21      16.00       6.94    10.83
    11    1.30                1.12                  51      8.96      17.49       7.47    11.62
    12    1.47                1.17                  52      9.82      19.17       8.08    12.51
    13    1.71                1.23                  53     10.82      21.07       8.75    13.50
    14    1.98                1.31                  54     11.92      23.15       9.44    14.51

    15    2.27                1.39                  55     13.15      25.38      10.18    15.55
    16    2.54                1.47                  56     14.50      27.73      10.91    16.58
    17    2.75                1.54                  57     15.92      30.21      11.63    17.54
    18    2.91                1.60                  58     17.50      32.82      12.35    18.48
    19    3.01                1.65                  59     19.28      35.62      13.17    19.49

    20    2.69                1.62                  60     21.26      38.74      14.13    20.69
    21    2.66                1.65                  61     23.47      42.26      15.31    22.19
    22    2.61                1.66                  62     26.02      46.22      16.78    24.13
    23    2.54                1.70                  63     28.90      50.66      18.59    26.48
    24    2.48                1.73                  64     32.10      55.50      20.62    29.10

    25    2.40                1.76                  65     35.60      60.64      22.82    31.87
    26    2.35      3.31      1.81     2.18         66     39.39      66.02      25.09    34.69
    27    2.32      3.28      1.84     2.24         67     43.46      71.58      27.41    37.41
    28    2.30      3.28      1.89     2.32         68     47.87      77.42      29.81    40.30
    29    2.30      3.33      1.95     2.42         69     52.77      83.76      32.48    43.30

    30    2.32      3.41      2.00     2.53         70     58.30      90.75      35.62    46.69
    31    2.37      3.52      2.06     2.62         71     64.62      98.61      39.44    51.17
    32    2.43      3.66      2.13     2.74         72     71.92     107.49      44.13    56.66
    33    2.53      3.86      2.21     2.88         73     80.18     117.33      49.74    63.18
    34    2.64      4.08      2.30     3.04         74     89.25     128.11      56.21    70.62

    35    2.77      4.35      2.42     3.22         75     98.94     139.63      63.42    78.75
    36    2.91      4.67      2.58     3.49         76    109.18     151.41      71.23    87.39
    37    3.10      5.07      2.77     3.81         77    119.89     163.23      79.60    96.42
    38    3.31      5.52      2.98     4.18         78    131.12     175.18      83.66   105.95
    39    3.54      6.03      3.20     4.58         79    143.23     187.68      98.69   116.34

    40    3.81      6.62      3.47     5.06         80    156.61     201.14     110.10   127.97
    41    4.10      7.26      3.76     5.57         81    171.60     215.94     123.22   141.17
    42    4.40      7.97      4.05     6.08         82    188.51     232.34     138.34   156.18
    43    4.74      8.74      4.34     6.59         83    207.26     250.06     155.39   173.50
    44    5.10      9.58      4.62     7.10         84    227.49     268.53     174.19   192.29

    45    5.52     10.48      4.94     7.65         85    248.72     287.10     194.53   212.24
    46    5.97     11.41      5.28     8.21         86    270.69     305.34     216.26   233.20
    47    6.45     12.42      5.65     8.78         87    293.06     324.06     239.34   254.96
    48    6.98     13.50      6.03     9.41         88    315.73     343.57     263.81   277.63
    49    7.55     14.69      6.46    10.10         89    339.02     362.96     289.84   301.20

                             *Add $50.00 policy fee

--------------------------------------------------------------------------------

                                RATE SCHEDULE S-3

--------------------------------------------------------------------------------

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 20 2003
                            Band 2: $100,000-$249,999

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+      Prf    Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25   0.84     1.02    1.19    1.75    2.22      25   0.73     0.88    1.08    1.44    1.83
   26   0.84     1.03    1.21    1.79    2.27      26   0.73     0.89    1.09    1.47    1.88
   27   0.85     1.04    1.23    1.83    2.33      27   0.74     0.89    1.10    1.51    1.92
   28   0.85     1.04    1.26    1.87    2.38      28   0.74     0.90    1.11    1.54    1.97
   29   0.86     1.05    1.28    1.91    2.44      29   0.75     0.90    1.12    1.58    2.01

   30   0.86     1.06    1.30    1.95    2.49      30   0.75     0.91    1.13    1.61    2.06
   31   0.86     1.07    1.33    2.00    2.56      31   0.75     0.91    1.14    1.65    2.11
   32   0.86     1.06    1.35    2.05    2.64      32   0.75     0.91    1.15    1.68    2.16
   33   0.85     1.07    1.38    2.11    2.72      33   0.76     0.91    1.16    1.72    2.22
   34   0.87     1.09    1.43    2.20    2.85      34   0.77     0.92    1.18    1.78    2.29

   35   0.90     1.13    1.50    2.33    3.02      35   0.79     0.95    1.22    1.87    2.41
   36   0.96     1.20    1.60    2.51    3.25      36   0.83     1.00    1.29    1.99    2.57
   37   1.04     1.29    1.72    2.73    3.53      37   0.88     1.06    1.37    2.14    2.76
   38   1.13     1.40    1.86    2.99    3.85      38   0.95     1.13    1.47    2.31    2.98
   39   1.23     1.52    2.01    3.26    4.19      39   1.01     1.21    1.58    2.48    3.21

   40   1.33     1.64    2.16    3.35    4.55      40   1.07     1.28    1.68    2.66    3.44
   41   1.43     1.76    2.31    3.85    4.92      41   1.12     1.35    1.77    2.83    3.66
   42   1.53     1.88    2.45    4.16    5.30      42   1.17     1.41    1.87    3.00    3.89
   43   1.64     2.01    2.61    4.50    5.71      43   1.23     1.47    1.96    3.18    4.13
   44   1.77     2.16    2.80    4.86    6.17      44   1.29     1.55    2.07    3.37    4.39

   45   1.91     2.34    3.02    5.27    6.68      45   1.37     1.65    2.21    3.60    4.68
   46   2.07     2.54    3.28    5.71    7.25      46   1.47     1.77    2.37    3.85    5.00
   47   2.25     2.75    3.56    6.18    7.85      47   1.58     1.89    2.54    4.13    5.34
   48   2.44     2.99    3.88    6.69    8.51      48   1.71     2.04    2.73    4.43    5.72
   49   2.66     3.25    4.22    7.25    9.23      49   1.85     2.20    2.95    4.76    6.12

   50   2.90     3.54    4.61    7.86   10.02      50   2.00     2.37    3.18    5.12    6.57
   51   3.15     3.84    5.01    8.50   10.85      51   2.15     2.55    3.42    5.50    7.04
   52   3.40     4.14    5.43    9.17   11.71      52   2.31     2.72    3.66    5.90    7.52
   53   3.69     4.48    5.89    9.90   12.65      53   2.49     2.92    3.93    6.33    8.05
   54   4.03     4.89    6.43   10.73   13.71      54   2.70     3.16    4.25    6.84    8.66

   55   4.44     5.38    7.08   11.70   14.95      55   2.97     3.47    4.65    7.43    9.39
   56   5.05     6.11    8.02   13.04   16.64      56   3.38     3.95    5.26    8.27   10.43
   57   5.66     6.84    8.96   14.38   18.33      57   3.79     4.42    5.86    9.10   11.47
   58   6.27     7.56    9.91   15.73   20.03      58   4.21     4.90    6.47    9.94   12.50
   59   6.88     8.29   10.85   17.07   21.72      59   4.62     5.37    7.07   10.77   13.54

   60   7.49     9.02   11.79   18.41   23.41      60   5.03     5.85    7.68   11.61   14.58

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 20 2003
                            Band 3: $250,000-$499,999

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25   0.64    0.82     1.01    1.55    2.02    25     0.54    0.68    0.90    1.24     1.63
   26   0.65    0.83     1.03    1.59    2.07    26     0.55    0.69    0.91    1.27     1.68
   27   0.65    0.84     1.05    1.63    2.13    27     0.55    0.69    0.92    1.31     1.72
   28   0.66    0.84     1.08    1.67    2.18    28     0.56    0.70    0.93    1.34     1.77
   29   0.66    0.85     1.10    1.71    2.24    29     0.56    0.70    0.94    1.38     1.81

   30   0.67    0.86     1.12    1.75    2.29    30     0.57    0.71    0.95    1.41     1.86
   31   0.67    0.87     1.15    1.80    2.36    31     0.58    0.71    0.96    1.45     1.91
   32   0.67    0.87     1.17    1.85    2.44    32     0.58    0.72    0.97    1.48     1.96
   33   0.67    0.88     1.20    1.19    2.52    33     0.58    0.72    0.98    1.53     2.02
   34   0.69    0.91     1.25    2.00    2.65    34     0.60    0.73    1.00    1.58     2.10

   35   0.72    0.95     1.32    2.13    2.82    35     0.62    0.76    1.04    1.67     2.21
   36   0.78    1.02     1.41    2.31    3.05    36     0.66    0.81    1.10    1.79     2.36
   37   0.85    1.11     1.53    2.52    3.32    37     0.71    0.87    1.19    1.93     2.55
   38   0.93    1.21     1.66    2.76    3.63    38     0.76    0.93    1.28    2.09     2.76
   39   1.03    1.32     1.80    3.03    3.97    39     0.82    1.01    1.38    2.26     2.98

   40   1.13    1.44     1.95    3.32    4.33    40     0.88    1.08    1.48    2.43     3.21
   41   1.23    1.56     2.10    3.62    4.70    41     0.94    1.15    1.58    2.60     3.44
   42   1.34    1.69     2.25    3.94    5.09    42     0.99    1.22    1.67    2.78     3.67
   43   1.46    1.82     2.42    4.28    5.51    43     1.05    1.29    1.78    2.96     3.92
   44   1.59    1.97     2.61    4.66    5.96    44     1.12    1.37    1.89    3.17     4.18

   45   1.74    2.15     2.84    5.07    6.48    45     1.20    1.47    2.03    3.40     4.48
   46   1.90    2.35     3.10    5.51    7.04    46     1.30    1.58    2.19    3.65     4.80
   47   2.07    2.56     3.37    5.98    7.65    47     1.40    1.71    2.36    3.93     5.14
   48   2.26    2.79     3.68    6.48    8.30    48     1.52    1.85    2.54    4.22     5.51
   49   2.47    3.05     4.03    7.03    9.01    49     1.66    2.01    2.75    4.55     5.91

   50   2.71    3.34     4.41    7.64    9.80    50     1.81    2.18    2.98    4.91     6.36
   51   2.96    3.64     4.81    8.28   10.63    51     1.97    2.36    3.22    5.29     6.83
   52   3.22    3.95     5.23    8.95   11.49    52     2.12    2.54    3.46    5.69     7.30
   53   3.51    4.29     5.69    9.68   12.43    53     2.30    2.74    3.73    6.12     7.83
   54   3.85    4.70     6.24   10.52   13.50    54     2.52    2.98    4.06    6.63     8.45

   55   4.27    5.20     6.90   11.50   14.75    55     2.80    3.30    4.47    7.23     9.19
   56   4.89    5.94     7.86   12.86   16.46    56     3.23    3.79    5.10    8.08    10.25
   57   5.51    6.68     8.82   14.23   18.18    57     3.65    4.28    5.72    8.94    11.31
   58   6.13    7.43     9.77   15.59   19.89    58     4.08    4.76    6.35    9.79    12.38
   59   6.75    8.17    10.73   16.96   21.61    59     4.50    5.25    6.97   10.65    13.44

   60   7.37    8.91    11.69   18.32   23.32    60     4.93    5.74    7.60   11.50    14.50

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 20 2003
                                Band 4: $500,000+

Issue         Male-NT              Male-Tob     Issue         Female-NT          Female-Tob
=====   =====================   =============   =====   =====================   =============
  Age   Prf+      Prf     Std   Prf      Std     Age    Prf+    Prf     Std     Prf     Std
=====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====   =====
16-25   0.55    0.72     0.92    1.45    1.92     25    0.44    0.58    0.81     1.14    1.53
   26   0.56    0.73     0.94    1.49    1.97     26    0.45    0.59    0.82     1.17    1.58
   27   0.56    0.74     0.96    1.53    2.03     27    0.46    0.60    0.83     1.21    1.62
   28   0.57    0.74     0.99    1.57    2.08     28    0.46    0.60    0.84     1.24    1.67
   29   0.57    0.75     1.01    1.61    2.14     29    0.47    0.61    0.85     1.28    1.71

   30   0.58    0.76     1.03    1.65    2.19     30    0.48    0.62    0.86     1.31    1.76
   31   0.58    0.77     1.06    1.70    2.26     31    0.49    0.63    0.87     1.35    1.81
   32   0.59    0.77     1.08    1.75    2.34     32    0.49    0.63    0.88     1.38    1.86
   33   0.59    0.78     1.12    1.81    2.43     33    0.50    0.63    0.89     1.43    1.92
   34   0.61    0.81     1.16    1.90    2.55     34    0.51    0.64    0.91     1.49    2.00

   35   0.64    0.85     1.23    2.03    2.72     35    0.53    0.67    0.95     1.57    2.11
   36   0.69    0.92     1.32    2.21    2.95     36    0.57    0.71    1.01     1.68    2.26
   37   0.76    1.01     1.43    2.42    3.22     37    0.61    0.77    1.09     1.82    2.45
   38   0.84    1.11     1.56    2.66    3.53     38    0.66    0.84    1.18     1.98    2.65
   39   0.93    1.22     1.70    2.92    3.86     39    0.72    0.91    1.28     2.15    2.87

   40   1.03    1.34     1.85    3.21    4.22     40    0.78    0.98    1.38     2.32    3.10
   41   1.13    1.46     2.00    3.51    4.59     41    0.84    1.05    1.48     2.49    3.33
   42   1.24    1.59     2.16    3.83    4.98     42    0.89    1.12    1.58     2.67    3.56
   43   1.37    1.73     2.33    4.18    5.40     43    0.95    1.19    1.68     2.86    3.81
   44   1.50    1.88     2.52    4.56    5.86     44    1.02    1.28    1.80     3.07    4.08

   45   1.65    2.06     2.75    4.97    6.38     45    1.11    1.38    1.94     3.30    4.38
   46   1.81    2.26     3.00    5.41    6.94     46    1.21    1.50    2.10     3.56    4.70
   47   1.98    2.47     3.28    5.87    7.54     47    1.32    1.62    2.27     3.83    5.04
   48   2.17    2.70     3.59    6.37    8.19     48    1.43    1.76    2.45     4.12    5.41
   49   2.38    2.95     3.93    6.92    8.90     49    1.57    1.92    2.66     4.45    5.81

   50   2.62    3.24     4.31    7.53    9.69     50    1.72    2.09    2.89     4.81    6.26
   51   2.87    3.54     4.71    8.17   10.52     51    1.88    2.27    3.13     5.19    6.72
   52   3.13    3.85     5.13    8.84   11.38     52    2.04    2.44    3.37     5.58    7.20
   53   3.41    4.19     5.60    9.57   12.32     53    2.22    2.64    3.63     6.02    7.73
   54   3.76    4.61     6.15   10.41   13.40     54    2.44    2.89    3.96     6.52    8.35

   55   4.18    5.11     6.81   11.40   14.65     55    2.72    3.21    4.38     7.13    9.09
   56   4.81    5.86     7.77   12.77   16.38     56    3.15    3.71    5.02     8.00   10.17
   57   5.44    6.61     8.73   14.15   18.10     57    3.58    4.20    5.66     8.87   11.24
   58   6.06    7.35     9.70   15.52   19.83     58    4.01    4.70    6.30     9.73   12.32
   59   6.69    8.10    10.66   16.90   21.55     59    4.44    5.19    6.94    10.60   13.39

   60   7.32    8.85    11.62   18.27   23.28     60    4.87    5.69    7.58    11.47   14.47

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
               Guaranteed Annually Increasing Premiums per $1,000
                            MEMBERS Level 10/15/20/30
                  For Durations following Level Premium Period
                             All Bands / All Classes

Current   Male     Male    Female    Female    Current     Male      Male      Female    Female
 Age     NonTob     Tob    NonTob      Tob       Age      NonTob      Tob      NonTob     Tob
======   ======   ======   =======   =======   =======   ========   =======   ========   ======
    10    1.20                1.09                  50      8.21      16.00      6.94     10.83
    11    1.30                1.12                  51      8.96      17.49      7.47     11.62
    12    1.47                1.17                  52      9.82      19.17      8.08     12.51
    13    1.71                1.23                  53     10.82      21.07      8.75     13.50
    14    1.98                1.31                  54     11.92      23.15      9.44     14.51

    15    2.27                1.39                  55     13.15      25.38     10.18     15.55
    16    2.54                1.47                  56     14.50      27.73     10.91     16.58
    17    2.75                1.54                  57     15.92      30.21     11.63     17.54
    18    2.91                1.60                  58     17.50      32.82     12.35     18.48
    19    3.01                1.65                  59     19.28      35.62     13.17     19.49

    20    2.69                1.62                  60     21.26      38.74     14.13     20.69
    21    2.66                1.65                  61     23.47      42.26     15.31     22.19
    22    2.61                1.66                  62     26.02      46.22     16.78     24.13
    23    2.54                1.70                  63     28.90      50.66     18.59     26.48
    24    2.48                1.73                  64     32.10      55.50     20.62     29.10

    25    2.40                1.76                  65     35.60      60.64     22.82     31.87
    26    2.35      3.31      1.81     2.18         66     39.39      66.02     25.09     34.69
    27    2.32      3.28      1.84     2.24         67     43.46      71.58     27.41     37.41
    28    2.30      3.28      1.89     2.32         68     47.87      77.42     29.81     40.30
    29    2.30      3.33      1.95     2.42         69     52.77      83.76     32.48     43.30

    30    2.32      3.41      2.00     2.53         70     58.30      90.75     35.62     46.69
    31    2.37      3.52      2.06     2.62         71     64.62      98.61     39.44     51.17
    32    2.43      3.66      2.13     2.74         72     71.92     107.49     44.13     56.66
    33    2.53      3.86      2.21     2.88         73     80.18     117.33     49.74     63.18
    34    2.64      4.08      2.30     3.04         74     89.25     128.11     56.21     70.62

    35    2.77      4.35      2.42     3.22         75     98.94     139.63     63.42     78.75
    36    2.91      4.67      2.58     3.49         76    109.18     151.41     71.23     87.39
    37    3.10      5.07      2.77     3.81         77    119.89     163.23     79.60     96.42
    38    3.31      5.52      2.98     4.18         78    131.12     175.18     88.66    105.95
    39    3.54      6.03      3.20     4.58         79    143.23     187.68     98.69    116.34

    40    3.81      6.62      3.47     5.06         80    156.61     201.14    110.10    127.97
    41    4.10      7.26      3.76     5.57         81    171.60     215.94    123.22    141.17
    42    4.40      7.97      4.05     6.08         82    188.51     232.34    138.34    156.18
    43    4.74      8.74      4.34     6.59         83    207.26     250.06    155.39    173.50
    44    5.10      9.58      4.62     7.10         84    227.49     268.53    174.19    192.29

    45    5.52     10.48      4.94     7.65         85    248.72     287.10    194.53    212.24
    46    5.97     11.41      5.28     8.21         86    270.69     305.34    216.26    233.20
    47    6.45     12.42      5.65     8.78         87    293.06     324.06    239.34    254.96
    48    6.98     13.50      6.03     9.41         88    315.73     343.57    263.81    277.63
    49    7.55     14.69      6.46    10.10         89    339.02     362.96    289.84    301.20

                             Add $50.00 policy fee

--------------------------------------------------------------------------------

                                RATE SCHEDULE S-4

--------------------------------------------------------------------------------

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 30 2003
                            Band 2: $100,000-$249,999

 Issue         Male-NT          Male-Tob     Issue         Female-NT         Female-Tob
 =====   ==================   ============   =====   ====================   ===========
  Age    Prf+    Prf    Std    Prf     Std    Age     Prf+    Prf     Std    Prf    Std
 =====   ====   ====   ====   ====    ====   =====   =====   =====   ====   ====   ====
 16-25   1.30   1.66   2.04   2.56    3.42    25      1.04    1.33   1.74   1.96   2.65
    26   1.32   1.68   2.09   2.64    3.53    26      1.05    1.33   1.76   2.00   2.71
    27   1.34   1.71   2.14   2.72    3.64    27      1.06    1.34   1.77   2.04   2.77
    28   1.36   1.73   2.18   2.80    3.74    28      1.07    1.34   1.79   2.08   2.84
    29   1.38   1.76   2.23   2.88    3.85    29      1.08    1.35   1.80   2.12   2.90

    30   1.40   1.78   2.28   2.96    3.96    30      1.09    1.35   1.82   2.16   2.96
    31   1.42   1.80   2.34   3.06    4.10    31      1.10    1.35   1.83   2.20   3.03
    32   1.44   1.82   2.40   3.16    4.24    32      1.10    1.33   1.83   2.23   3.09
    33   1.46   1.84   2.47   3.28    4.40    33      1.11    1.33   1.84   2.27   3.16
    34   1.50   1.89   2.57   3.45    4.62    34      1.13    1.34   1.87   2.35   3.27

    35   1.57   1.98   2.71   3.68    4.92    35      1.17    1.38   1.94   2.47   3.45
    36   1.68   2.12   2.90   3.99    5.32    36      1.24    1.46   2.06   2.65   3.70
    37   1.81   2.29   3.13   4.35    5.80    37      1.32    1.57   2.21   2.88   4.00
    38   1.97   2.49   3.39   4.77    6.33    38      1.42    1.70   2.38   3.14   4.34
    39   2.14   2.71   3.67   5.22    6.91    39      1.53    1.84   2.57   3.43   4.72

    40   2.31   2.93   3.95   5.70    7.52    40      1.64    1.99   2.77   3.73   5.11
    41   2.51   3.19   4.27                   41      1.76    2.16   2.99
    42   2.71   3.45   4.59                   42      1.89    2.33   3.22
    43   2.92   3.70   4.91                   43      2.01    2.49   3.44
    44   3.12   3.96   5.23                   44      2.14    2.66   3.67

    45   3.32   4.22   5.55                   45      2.26    2.83   3.89

                             *Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 30 2003
                            Band 3: $250,000-$499,999

 Issue         Male-NT          Male-Tob     Issue         Female-NT         Female-Tob
 =====   ==================   ============   =====   ====================   ===========
  Age    Prf+    Prf    Std    Prf     Std    Age     Prf+    Prf     Std    Prf    Std
 =====   ====   ====   ====   ====    ====   =====   =====   =====   ====   ====   ====
 16-25   1.07   1.43   1.79   2.43    3.22    25      0.81    1.10   1.60   1.81   2.61
    26   1.09   1.45   1.83   2.51    3.32    26      0.82    1.11   1.61   1.85   2.66
    27   1.11   1.48   1.87   2.59    3.42    27      0.84    1.12   1.62   1.89   2.71
    28   1.14   1.50   1.92   2.68    3.51    28      0.85    1.12   1.62   1.94   2.76
    29   1.16   1.53   1.96   2.76    3.61    29      0.87    1.13   1.63   1.98   2.81

    30   1.18   1.55   2.00   2.84    3.71    30      0.88    1.14   1.64   2.02   2.86
    31   1.21   1.57   2.05   2.95    3.83    31      0.89    1.14   1.64   2.06   2.91
    32   1.23   1.59   2.10   3.05    3.95    32      0.90    1.13   1.62   2.10   2.94
    33   1.26   1.62   2.16   3.18    4.09    33      0.92    1.13   1.61   2.14   2.99
    34   1.30   1.67   2.24   3.34    4.28    34      0.95    1.15   1.63   2.22   3.08

    35   1.38   1.76   2.37   3.58    4.57    35      0.99    1.19   1.69   2.34   3.24
    36   1.49   1.89   2.55   3.89    4.96    36      1.06    1.27   1.80   2.52   3.48
    37   1.63   2.06   2.76   4.25    5.42    37      1.14    1.37   1.94   2.74   3.78
    38   1.78   2.26   3.01   4.67    5.95    38      1.23    1.50   2.12   3.00   4.12
    39   1.96   2.47   3.28   5.12    6.52    39      1.33    1.63   2.31   3.28   4.50

    40   2.14   2.69   3.56   5.60    7.13    40      1.44    1.77   2.50   3.58   4.89
    41   2.36   2.95   3.89                   41      1.56    1.93   2.73
    42   2.58   3.22   4.22                   42      1.68    2.10   2.95
    43   2.80   3.48   4.56                   43      1.80    2.26   3.18
    44   3.02   3.75   4.89                   44      1.92    2.43   3.40

    45   3.24   4.01   5.22                   45      2.04    2.59   3.63

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
                      Guaranteed Level Premiums per $1,000*
                             MEMBERS Level - 30 2003
                                Band 4: $500,000+

 Issue         Male-NT          Male-Tob     Issue         Female-NT         Female-Tob
 =====   ==================   ============   =====   ====================   ===========
  Age    Prf+    Prf    Std    Prf     Std    Age     Prf+    Prf     Std    Prf    Std
 =====   ====   ====   ====   ====    ====   =====   =====   =====   ====   ====   ====
 16-25   0.93   1.27   1.65   2.31    3.11    25      0.68    0.95   1.46   1.68   2.49
    26   0.95   1.29   1.69   2.39    3.21    26      0.69    0.96   1.47   1.72   2.54
    27   0.97   1.32   1.74   2.47    3.31    27      0.71    0.97   1.48   1.76   2.59
    28   0.99   1.34   1.78   2.56    3.40    28      0.72    0.97   1.48   1.81   2.65
    29   1.01   1.37   1.83   2.64    3.50    29      0.74    0.98   1.49   1.85   2.70

    30   1.03   1.39   1.87   2.72    3.60    30      0.75    0.99   1.50   1.89   2.75
    31   1.05   1.42   1.92   2.82    3.72    31      0.76    0.99   1.50   1.94   2.80
    32   1.07   1.44   1.97   2.92    3.85    32      0.78    0.99   1.49   1.97   2.84
    33   1.10   1.47   2.03   3.04    3.99    33      0.79    0.99   1.49   2.02   2.89
    34   1.14   1.52   2.12   3.21    4.19    34      0.82    1.01   1.51   2.10   2.99

    35   1.22   1.61   2.25   3.44    4.48    35      0.86    1.06   1.57   2.23   3.15
    36   1.33   1.74   2.42   3.75    4.86    36      0.92    1.14   1.68   2.41   3.39
    37   1.46   1.91   2.63   4.12    5.32    37      1.00    1.24   1.82   2.63   3.68
    38   1.61   2.10   2.87   4.53    5.84    38      1.09    1.36   1.98   2.89   4.02
    39   1.79   2.31   3.13   4.99    6.40    39      1.19    1.49   2.17   3.17   4.39

    40   1.97   2.53   3.41   5.48    7.00    40      1.30    1.63   2.36   3.47   4.78
    41   2.20   2.80   3.74                   41      1.43    1.80   2.59
    42   2.43   3.08   4.07                   42      1.56    1.97   2.81
    43   2.66   3.35   4.39                   43      1.68    2.13   3.04
    44   2.89   3.63   4.72                   44      1.81    2.30   3.26

    45   3.12   3.90   5.05                   45      1.94    2.47   3.49

                             * Add $50.00 policy fee

                       CUNA Mutual Life Insurance Company
               Guaranteed Annually Increasing Premiums per $1,000
                            MEMBERS Level 10/15/20/30
                  For Durations following Level Premium Period
                           All Bands [FIE] All Classes

 Current     Male   Male   Female   Female   Current    Male     Male   Female   Female
  Age      NonTob    Tob   NonTob    Tob       Age     NonTob     Tob   NonTob    Tob
 =======   ======   ====   ======   ======   =======   ======   =====   ======   ======
      10    1.20             1.09                 50     8.21   16.00     6.94    10.83
      11    1.30             1.12                 51     8.96   17.49     7.47    11.62
      12    1.47             1.17                 52     9.82   19.17     8.08    12.51
      13    1.71             1.23                 53    10.82   21.07     8.75    13.50
      14    1.98             1.31                 54    11.92   23.15     9.44    14.51

      15    2.27             1.39                 55    13.15   25.38    10.18    15.55
      16    2.54             1.47                 56    14.50   27.73    10.91    16.58
      17    2.75             1.54                 57    15.92   30.21    11.63    17.54
      18    2.91             1.60                 58    17.50   32.82    12.35    18.48
      19    3.01             1.65                 59    19.28   35.62    13.17    19.49

      20    2.69             1.62                 60    21.26   38.74    14.13    20.69
      21    2.66             1.65                 61    23.47   42.26    15.31    22.19
      22    2.61             1.66                 62    26.02   46.22    16.78    24.13
      23    2.54             1.70                 63    28.90   50.66    18.59    26.48
      24    2.48             1.73                 64    32.10   55.50    20.62    29.10

      25    2.40             1.76                 65    35.60   60.64    22.82    31.87
      26    2.35    3.31     1.81     2.18        66    39.39   66.02    25.09    34.69
      27    2.32    3.28     1.84     2.24        67    43.46   71.58    27.41    37.41
      28    2.30    3.28     1.89     2.32        68    47.87   77.42    29.81    40.30
      29    2.30    3.33     1.95     2.42        69    52.77   83.76    32.48    43.30

      30    2.32    3.41     2.00     2.53        70    58.30   90.75    35.62    46.69
      31    2.37    3.52     2.06     2.62        71    64.62   98.61    39.44    51.17
      32    2.43    3.66     2.13     2.74        72    71.92  107.49    44.13    56.66
      33    2.53    3.86     2.21     2.88        73    80.18  117.33    49.74    63.18
      34    2.64    4.08     2.30     3.04        74    89.25  128.11    56.21    70.62

      35    2.77    4.35     2.42     3.22        75    98.94  139.63    63.42    78.75
      36    2.91    4.67     2.58     3.49        76   109.18  151.41    71.23    87.39
      37    3.10    5.07     2.77     3.81        77   119.89  163.23    79.60    96.42
      38    3.31    5.52     2.98     4.18        78   131.12  175.18    88.66   105.95
      39    3.54    6.03     3.20     4.58        79   143.23  187.68    98.69   116.34

      40    3.81    6.62     3.47     5.06        80   156.61  201.14   110.10   127.97
      41    4.10    7.26     3.76     5.57        81   171.60  215.94   123.22   141.17
      42    4.40    7.97     4.05     6.08        82   188.51  232.34   138.34   156.18
      43    4.74    8.74     4.34     6.59        83   207.26  250.06   155.39   173.50
      44    5.10    9.58     4.62     7.10        84   227.49  268.53   174.19   192.29

      45    5.52   10.48     4.94     7.65        85   248.72  287.10   194.53   212.24
      46    5.97   11.41     5.28     8.21        86   270.69  305.34   216.26   233.20
      47    6.45   12.42     5.65     8.78        87   293.06  324.06   239.34   254.96
      48    6.98   13.50     6.03     9.41        88   315.73  343.57   263.81   277.63
      49    7.55   14.69     6.46    10.10        89   339.02  362.96   289.84   301.20

                             * Add $50.00 policy fee

--------------------------------------------------------------------------------

                                RATE SCHEDULE S-5

--------------------------------------------------------------------------------

(267)8754-00-00                       26                                07/24/03

                                         RP-98
--------------------------------------------------------------------------------------
                           Male Nonsmoker/Age Last Birthday
--------------------------------------------------------------------------------------
                                      Policy Year
--------------------------------------------------------------------------------------
AGE     1      2      3      4      5      6      7      8      9     10     11     12
--------------------------------------------------------------------------------------
 0   1.01   0.71   0.53   0.46   0.39   0.33   0.32   0.30   0.30   0.30   0.30   0.34
--------------------------------------------------------------------------------------
 1   0.49   0.49   0.44   0.37   0.30   0.26   0.25   0.27   0.28   0.30   0.33   0.39
--------------------------------------------------------------------------------------
 2   0.41   0.39   0.34   0.30   0.26   0.25   0.25   0.28   0.30   0.33   0.39   0.53
--------------------------------------------------------------------------------------
 3   0.37   0.32   0.28   0.26   0.25   0.25   0.27   0.30   0.33   0.39   0.52   0.70
--------------------------------------------------------------------------------------
 4   0.32   0.28   0.26   0.25   0.25   0.27   0.30   0.33   0.39   0.50   0.69   0.95
--------------------------------------------------------------------------------------
 5   0.28   0.26   0.25   0.25   0.27   0.30   0.33   0.39   0.50   0.68   0.94   1.19
--------------------------------------------------------------------------------------
 6   0.25   0.25   0.25   0.27   0.30   0.33   0.38   0.50   0.68   0.89   1.16   1.29
--------------------------------------------------------------------------------------
 7   0.22   0.24   0.25   0.30   0.33   0.38   0.50   0.68   0.89   1.12   1.27   1.36
--------------------------------------------------------------------------------------
 8   0.22   0.24   0.26   0.33   0.37   0.50   0.68   0.89   1.12   1.27   1.36   1.42
--------------------------------------------------------------------------------------
 9   0.22   0.25   0.30   0.37   0.50   0.68   0.89   1.12   1.27   1.36   1.42   1.49
--------------------------------------------------------------------------------------
10   0.22   0.27   0.36   0.50   0.68   0.89   1.12   1.27   1.36   1.42   1.49   1.57
--------------------------------------------------------------------------------------
11   0.25   0.33   0.49   0.68   0.89   1.12   1.27   1.36   1.42   1.49   1.57   1.62
--------------------------------------------------------------------------------------
12   0.31   0.46   0.66   0.89   1.12   1.27   1.36   1.41   1.46   1.53   1.60   1.63
--------------------------------------------------------------------------------------
13   0.43   0.61   0.88   1.12   1.27   1.34   1.41   1.44   1.47   1.51   1.58   1.61
--------------------------------------------------------------------------------------
14   0.52   0.74   0.99   1.13   1.19   1.24   1.29   1.30   1.31   1.35   1.40   1.46
--------------------------------------------------------------------------------------
15   0.66   0.87   0.98   1.04   1.08   1.10   1.12   1.13   1.13   1.17   1.22   1.28
--------------------------------------------------------------------------------------
16   0.86   0.97   1.02   1.06   1.08   1.07   1.09   1.09   1.10   1.13   1.17   1.25
--------------------------------------------------------------------------------------
17   0.91   0.99   1.02   1.05   1.05   1.03   1.05   1.06   1.07   1.10   1.15   1.24
--------------------------------------------------------------------------------------
18   0.91   0.96   0.98   1.00   0.99   0.99   1.00   1.01   1.03   1.07   1.15   1.23
--------------------------------------------------------------------------------------
19   0.88   0.91   0.92   0.93   0.93   0.93   0.94   0.95   1.00   1.06   1.15   1.23
--------------------------------------------------------------------------------------
20   0.81   0.84   0.84   0.84   0.86   0.86   0.88   0.91   0.97   0.04   1.15   1.23
--------------------------------------------------------------------------------------
21   0.72   0.75   0.75   0.76   0.77   0.80   0.83   0.86   0.95   1.03   1.14   1.24
--------------------------------------------------------------------------------------
22   0.67   0.70   0.69   0.70   0.72   0.75   0.80   0.85   0.93   1.03   1.15   1.24
--------------------------------------------------------------------------------------
23   0.66   0.68   0.67   0.68   0.70   0.75   0.80   0.85   0.94   1.05   1.16   1.24
--------------------------------------------------------------------------------------
24   0.64   0.65   0.65   0.66   0.69   0.74   0.79   0.86   0.95   1.06   1.17   1.25
--------------------------------------------------------------------------------------
25   0.62   0.62   0.63   0.65   0.68   0.74   0.79   0.87   0.97   0.08   1.18   1.27
--------------------------------------------------------------------------------------
26   0.60   0.60   0.61   0.64   0.67   0.74   0.80   0.89   0.99   1.10   1.20   1.29
--------------------------------------------------------------------------------------
27   0.57   0.58   0.61   0.63   0.68   0.75   0.83   0.92   1.02   1.13   1.23   1.34
--------------------------------------------------------------------------------------
28   0.55   0.57   0.61   0.65   0.71   0.78   0.87   0.96   1.07   1.18   1.28   1.40
--------------------------------------------------------------------------------------
29   0.54   0.57   0.63   0.67   0.74   0.82   0.91   1.01   1.12   1.23   1.35   1.48
--------------------------------------------------------------------------------------
30   0.52   0.56   0.64   0.71   0.78   0.86   0.96   1.06   1.18   1.30   1.44   1.60
--------------------------------------------------------------------------------------
31   0.51   0.57   0.67   0.74   0.82   0.91   1.01   1.12   1.24   1.39   1.56   1.74
--------------------------------------------------------------------------------------
32   0.51   0.58   0.70   0.79   0.88   0.97   1.08   1.20   1.35   1.52   1.71   1.90
--------------------------------------------------------------------------------------
33   0.51   0.59   0.74   0.84   0.95   1.07   1.18   1.32   1.50   1.69   1.89   2.11
--------------------------------------------------------------------------------------
34   0.52   0.61   0.79   0.91   1.04   1.17   1.30   1.48   1.67   1.88   2.10   2.34
--------------------------------------------------------------------------------------
35   0.53   0.64   0.85   1.00   1.14   1.28   1.46   1.66   1.87   2.10   2.34   2.59
--------------------------------------------------------------------------------------
36   0.55   0.68   0.92   1.11   1.27   1.45   1.65   1.86   2.09   2.34   2.58   2.86
--------------------------------------------------------------------------------------
37   0.57   0.72   0.99   1.20   1.39   1.58   1.80   2.02   2.28   2.55   2.81   3.14
--------------------------------------------------------------------------------------
38   0.59   0.76   1.06   1.28   1.49   1.69   1.92   2.15   2.44   2.73   3.02   3.40
--------------------------------------------------------------------------------------
39   0.63   0.81   1.15   1.38   1.60   1.81   2.05   2.29   2.59   2.90   3.25   3.67
--------------------------------------------------------------------------------------
40   0.67   0.87   1.24   1.49   1.73   1.94   2.19   2.44   2.74   3.08   3.47   3.96
--------------------------------------------------------------------------------------
41   0.72   0.94   1.36   1.63   1.87   2.09   2.33   2.58   2.88   3.26   3.71   4.27
--------------------------------------------------------------------------------------
42   0.77   1.04   1.49   1.78   2.03   2.26   2.51   2.76   3.07   3.48   3.98   4.60
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------
AGE    13     14     15     16     17     18     19      20  Attained Age
-------------------------------------------------------------------------
 0   0.40   0.54   0.71   0.97   1.20   1.29   1.35    1.40    1.41   20
-------------------------------------------------------------------------
 1   0.54   0.71   0.99   1.23   1.31   1.38   1.42    1.44    1.43   21
-------------------------------------------------------------------------
 2   0.71   0.99   1.26   1.35   1.42   1.47   1.49    1.48    1.47   22
-------------------------------------------------------------------------
 3   0.98   1.24   1.38   1.45   1.52   1.54   1.55    1.53    1.52   23
-------------------------------------------------------------------------
 4   1.22   1.33   1.48   1.55   1.59   1.59   1.59    1.58    1.58   24
-------------------------------------------------------------------------
 5   1.30   1.39   1.57   1.61   1.63   1.63   1.63    1.63    1.63   25
-------------------------------------------------------------------------
 6   0.36   1.43   1.63   1.65   1.66   1.67   1.67    1.68    1.68   26
-------------------------------------------------------------------------
 7   1.42   1.49   1.65   1.68   1.69   1.69   1.70    1.70    1.72   27
-------------------------------------------------------------------------
 8   1.49   1.57   1.65   1.69   1.70   1.71   1.71    1.72    1.75   28
-------------------------------------------------------------------------
 9   1.57   1.62   1.64   1.71   1.71   1.72   1.73    1.76    1.79   29
-------------------------------------------------------------------------
10   1.62   1.63   1.64   1.72   1.72   1.74   1.76    1.80    1.84   30
-------------------------------------------------------------------------
11   1.63   1.61   1.63   1.73   1.74   1.77   1.81    1.84    1.87   31
-------------------------------------------------------------------------
12   1.61   1.62   1.64   1.75   1.77   1.81   1.85    1.88    1.90   32
-------------------------------------------------------------------------
13   1.61   1.64   1.66   1.78   1.81   1.85   1.87    1.90    1.91   33
-------------------------------------------------------------------------
14   1.47   1.52   1.57   1.67   1.71   1.74   1.76    1.78    1.79   34
-------------------------------------------------------------------------
15   1.32   1.39   1.46   1.55   1.60   1.62   1.64    1.66    1.78   35
-------------------------------------------------------------------------
16   1.30   1.39   1.47   1.56   1.60   1.63   1.65    1.66    1.79   36
-------------------------------------------------------------------------
17   1.30   1.39   1.49   1.57   1.61   1.63   1.65    1.66    1.68   37
-------------------------------------------------------------------------
18   1.31   1.40   1.50   1.58   1.61   1.63   1.64    1.66    1.66   38
-------------------------------------------------------------------------
19   1.32   1.41   1.52   1.60   1.62   1.63   1.64    1.64    1.64   39
-------------------------------------------------------------------------
20   1.32   1.42   1.53   1.61   1.63   1.64   1.64    1.63    1.63   40
-------------------------------------------------------------------------
21   1.33   1.43   1.55   1.63   1.64   1.64   1.63    1.62    1.63   41
-------------------------------------------------------------------------
22   1.33   1.44   1.56   1.65   1.66   1.65   1.65    1.66    1.68   42
-------------------------------------------------------------------------
23   1.34   1.46   1.58   1.67   1.68   1.68   1.71    1.74    1.80   43
-------------------------------------------------------------------------
24   1.35   1.49   1.60   1.69   1.71   1.74   1.80    1.86    1.94   44
-------------------------------------------------------------------------
25   1.38   1.52   1.63   1.73   1.77   1.84   1.92    2.01    2.11   45
-------------------------------------------------------------------------
26   1.42   1.56   1.67   1.79   1.87   1.96   2.07    2.18    2.31   46
-------------------------------------------------------------------------
27   1.46   1.61   1.75   1.90   2.00   2.13   2.27    2.43    2.59   47
-------------------------------------------------------------------------
28   1.53   1.70   1.87   2.04   2.19   2.36   2.55    2.74    2.95   48
-------------------------------------------------------------------------
29   1.65   1.83   2.01   2.22   2.41   2.63   2.86    3.10    3.36   49
-------------------------------------------------------------------------
30   1.79   1.97   2.17   2.43   2.66   2.93   3.20    3.50    3.82   50
-------------------------------------------------------------------------
31   1.93   2.13   2.36   2.67   2.95   3.26   3.59    3.95    4.34   51
-------------------------------------------------------------------------
32   2.12   2.35   2.61   2.95   3.27   3.61   3.98    4.39    4.83   52
-------------------------------------------------------------------------
33   2.34   2.61   2.90   3.28   3.61   3.98   4.38    4.81    5.29   53
-------------------------------------------------------------------------
34   2.60   2.91   3.24   3.63   3.99   4.38   4.81    5.27    5.78   54
-------------------------------------------------------------------------
35   2.89   3.23   3.60   4.02   4.41   4.83   5.29    5.78    6.34   55
-------------------------------------------------------------------------
36   3.21   3.59   3.99   4.46   4.87   5.32   5.80    6.35    6.98   56
-------------------------------------------------------------------------
37   3.53   3.95   4.40   4.91   5.35   5.84   6.39    7.01    7.71   57
-------------------------------------------------------------------------
38   3.85   4.33   4.82   5.37   5.86   6.41   7.04    7.74    8.53   58
-------------------------------------------------------------------------
39   4.19   4.74   5.27   5.83   6.43   7.07   7.77    8.56    9.45   59
-------------------------------------------------------------------------
40   4.56   5.18   5.76   6.35   7.01   7.80   8.59    9.48   10.49   60
-------------------------------------------------------------------------
41   4.96   5.66   6.32   6.94   7.61   8.48   9.51   10.53   11.67   61
-------------------------------------------------------------------------
42   5.34   6.15   6.90   7.54   8.31   9.20  10.39   11.68   12.92   62
-------------------------------------------------------------------------

                                    Rate Table S-5


                                   RP-98
------------------------------------------------------------------------------------------------------
                       Male Nonsmoker/Age Last Birthday
------------------------------------------------------------------------------------------------------
                                Policy Year
------------------------------------------------------------------------------------------------------
AGE      1       2       3       4       5       6       7       8        9       10       11       12
------------------------------------------------------------------------------------------------------
43    0.83    1.16    1.62    1.94    2.22    2.47    2.73    2.99     3.31     3.74     4.28     4.93
------------------------------------------------------------------------------------------------------
44    0.89    1.29    1.76    2.11    2.41    2.69    2.95    3.24     3.58     4.02     4.60     5.30
------------------------------------------------------------------------------------------------------
45    0.96    1.44    1.91    2.29    2.61    2.91    3.20    3.53     3.85     4.31     4.95     5.72
------------------------------------------------------------------------------------------------------
46    1.04    1.61    2.06    2.47    2.82    3.16    3.49    3.80     4.13     4.63     5.35     6.17
------------------------------------------------------------------------------------------------------
47    1.13    1.75    2.20    2.63    3.02    3.40    3.78    4.10     4.51     5.08     5.90     6.81
------------------------------------------------------------------------------------------------------
48    1.22    1.83    2.31    2.77    3.21    3.63    4.07    4.48     4.99     5.64     6.64     7.67
------------------------------------------------------------------------------------------------------
49    1.32    1.91    2.41    2.91    3.40    3.86    4.38    4.90     5.53     6.29     7.48     8.66
------------------------------------------------------------------------------------------------------
50    1.41    1.98    2.50    3.03    3.58    4.12    4.73    5.37     6.15     7.01     8.45     9.79
------------------------------------------------------------------------------------------------------
51    1.51    2.04    2.58    3.14    3.78    4.39    5.11    5.90     6.83     7.83     9.55    11.05
------------------------------------------------------------------------------------------------------
52    1.62    2.16    2.73    3.35    4.07    4.77    5.57    6.48     7.56     8.71    10.65    12.33
------------------------------------------------------------------------------------------------------
53    1.76    2.35    2.99    3.69    4.48    5.25    6.15    7.15     8.31     9.62    11.75    13.57
------------------------------------------------------------------------------------------------------
54    1.90    2.57    3.28    4.08    4.93    5.79    6.79    7.89     9.13    10.61    12.95    14.76
------------------------------------------------------------------------------------------------------
55    2.06    2.82    3.60    4.51    5.44    6.40    7.51    8.68    10.00    11.69    14.27    16.38
------------------------------------------------------------------------------------------------------
56    2.24    3.10    3.96    4.98    6.01    7.08    8.29    9.54    10.95    12.87    15.74    18.49
------------------------------------------------------------------------------------------------------
57    2.42    3.39    4.42    5.55    6.72    7.80    9.09   10.44    11.96    14.11    17.21    20.32
------------------------------------------------------------------------------------------------------
58    2.60    3.68    5.00    6.22    7.57    8.56    9.91   11.40    13.04    15.36    18.64    21.88
------------------------------------------------------------------------------------------------------
59    2.79    4.00    5.67    6.94    8.51    9.37   10.79   12.43    14.18    16.69    20.13    23.45
------------------------------------------------------------------------------------------------------
60    2.99    4.35    6.40    7.73    9.48   10.47   11.73   13.53    15.39    18.08    21.65    25.00
------------------------------------------------------------------------------------------------------
61    3.19    4.70    7.21    8.60   10.64   11.41   12.73   14.70    16.66    19.51    23.17    26.51
------------------------------------------------------------------------------------------------------
62    3.45    5.14    7.95    9.53   11.37   12.31   14.10   16.10    18.71    21.42    25.06    28.40
------------------------------------------------------------------------------------------------------
63    3.78    5.68    8.59   10.52   12.02   13.76   15.72   18.26    21.08    24.09    27.43    31.33
------------------------------------------------------------------------------------------------------
64    4.13    6.28    9.28   11.60   13.43   15.34   17.82   20.57    23.50    26.77    30.49    33.87
------------------------------------------------------------------------------------------------------
65    4.52    6.94   10.02   12.78   14.96   17.38   20.06   22.92    26.10    29.73    32.83    36.03
------------------------------------------------------------------------------------------------------
66    4.93    7.66   10.81   14.06   16.94   19.56   22.34   25.44    28.98    31.89    34.74    38.93
------------------------------------------------------------------------------------------------------
67    5.45    8.49   11.86   15.55   19.18   21.54   24.96   27.99    31.55    33.99    38.04    42.53
------------------------------------------------------------------------------------------------------
68    6.09    9.47   13.20   17.26   21.25   23.84   27.64   30.96    34.11    37.58    42.03    46.93
------------------------------------------------------------------------------------------------------
69    6.78   10.54   14.65   19.12   23.52   26.40   30.58   34.23    37.72    41.53    46.38    51.65
------------------------------------------------------------------------------------------------------
70    7.55   11.70   16.23   21.17   26.04   29.20   33.81   37.85    41.67    45.82    51.03    56.65
------------------------------------------------------------------------------------------------------
71    8.38   12.96   17.97   23.44   28.80   32.28   37.38   41.82    45.98    50.43    55.98    61.99
------------------------------------------------------------------------------------------------------
72    9.27   14.32   19.86   25.88   31.79   35.63   41.22   46.06    50.51    55.21    61.14    67.66
------------------------------------------------------------------------------------------------------
73   10.22   15.80   21.89   28.51   35.02   39.22   45.32   50.50    55.21    60.19    66.62    73.78
------------------------------------------------------------------------------------------------------
74   11.28   17.41   24.12   31.41   38.55   43.13   49.70   55.20    60.19    65.59    72.64    80.45
------------------------------------------------------------------------------------------------------
75   12.43   19.19   26.57   34.58   42.39   47.29   54.32   60.19    65.59    71.52    79.21    87.67
------------------------------------------------------------------------------------------------------
76   13.70   21.14   29.25   38.03   46.49   51.69   59.23   65.59    71.52    77.99    86.32    95.45
------------------------------------------------------------------------------------------------------
77   15.09   23.27   32.16   41.70   50.81   56.36   64.54   71.51    77.99    84.99    93.99   103.74
------------------------------------------------------------------------------------------------------
78   16.61   25.59   35.27   45.58   55.40   61.42   70.38   77.98    84.99    92.54   102.14   112.39
------------------------------------------------------------------------------------------------------
79   18.27   28.06   38.55   49.69   60.37   66.97   76.74   84.98    92.53   100.57   110.66   121.33
------------------------------------------------------------------------------------------------------
80   19.89   30.50   41.85   53.89   65.50   72.67   83.25   92.16   100.30   108.87   119.59   130.92
------------------------------------------------------------------------------------------------------


AGE      13       14       15       16       17       18       19       20   Attained Age
-----------------------------------------------------------------------------------------
43     5.74     6.62     7.47     8.20     9.06    10.10    11.32    12.82    14.25   63
-----------------------------------------------------------------------------------------
44     6.19     7.13     8.09     8.93     9.92    11.08    12.44    14.05    15.86   64
-----------------------------------------------------------------------------------------
45     6.68     7.69     8.78     9.73    10.84    12.12    13.64    15.46    17.67   65
-----------------------------------------------------------------------------------------
46     7.20     8.30     9.56    10.60    11.80    13.23    14.94    17.02    19.50   66
-----------------------------------------------------------------------------------------
47     7.91     9.09    10.45    11.58    12.93    14.56    16.54    18.98    21.70   67
-----------------------------------------------------------------------------------------
48     8.85    10.09    11.43    12.72    14.28    16.18    18.60    21.39    24.37   68
-----------------------------------------------------------------------------------------
49     9.91    11.16    12.48    13.96    15.77    18.17    21.02    24.08    27.34   69
-----------------------------------------------------------------------------------------
50    11.06    12.33    13.61    15.32    17.70    20.61    23.75    17.09    30.61   70
-----------------------------------------------------------------------------------------
51    12.34    13.61    14.83    17.18    20.15    23.36    26.80    30.43    34.26   71
-----------------------------------------------------------------------------------------
52    13.62    14.85    16.53    19.54    22.82    26.34    30.09    33.91    38.27   72
-----------------------------------------------------------------------------------------
53    14.80    16.48    18.78    22.11    25.71    29.56    33.36    37.55    42.63   73
-----------------------------------------------------------------------------------------
54    16.43    18.73    21.32    24.98    28.92    32.68    36.68    41.54    47.49   74
-----------------------------------------------------------------------------------------
55    18.67    21.25    24.17    28.18    31.89    35.67    40.29    45.96    52.87   75
-----------------------------------------------------------------------------------------
56    21.19    23.95    27.34    30.98    34.53    38.89    44.25    50.82    58.71   76
-----------------------------------------------------------------------------------------
57    23.42    26.31    30.29    33.54    37.53    42.46    48.51    55.92    64.61   77
-----------------------------------------------------------------------------------------
58    25.22    28.35    32.94    36.51    40.94    46.99    53.22    67.21    70.59   78
-----------------------------------------------------------------------------------------
59    27.02    30.42    35.75    39.72    44.62    50.93    58.53    67.21    77.04   79
-----------------------------------------------------------------------------------------
60    28.81    32.53    38.73    43.13    48.98    56.18    64.35    73.60    83.89   80
-----------------------------------------------------------------------------------------
61    30.60    34.70    41.88    47.33    54.18    61.93    70.71    80.39    90.94   81
-----------------------------------------------------------------------------------------
62    32.82    37.43    44.95    51.62    59.19    67.81    77.31    87.74    99.09   82
-----------------------------------------------------------------------------------------
63    35.54    40.86    47.97    55.43    64.01    73.52    84.10    95.81   108.81   83
-----------------------------------------------------------------------------------------
64    38.44    44.56    51.12    59.54    68.92    79.47    91.35   104.63   119.61   84
-----------------------------------------------------------------------------------------
65    41.54    48.52    54.53    63.63    73.99    85.85    99.21   114.37   131.53   85
-----------------------------------------------------------------------------------------
66    44.84    52.73    57.80    67.82    79.50    92.73   107.85   125.07   144.49   86
-----------------------------------------------------------------------------------------
67    48.92    57.18    62.09    73.41    86.30   101.10   118.02   137.19   158.81   87
-----------------------------------------------------------------------------------------
68    53.84    62.32    67.94    80.37    94.69   111.09   129.75   150.84   174.60   88
-----------------------------------------------------------------------------------------
69    59.06    68.18    74.30    88.07   103.90   121.97   142.27   165.61   191.44   89
-----------------------------------------------------------------------------------------
70    64.62    74.56    81.31    96.51   113.93   133.76   156.20   181.33   209.25   90
-----------------------------------------------------------------------------------------
71    70.67    81.59    88.97   105.68   124.78   146.46   170.79   197.91   228.07   91
-----------------------------------------------------------------------------------------
72    77.19    89.11    97.13   115.30   135.98   159.24   185.23   214.20   246.37   92
-----------------------------------------------------------------------------------------
73    84.16    97.12   105.75   125.28   147.79   171.93   199.43   230.02   263.93   93
-----------------------------------------------------------------------------------------
74    91.72   105.74   114.92   135.71   159.03   185.09   214.13   246.38   282.08   94
-----------------------------------------------------------------------------------------
75    99.86   114.91   124.51   146.52   171.18   198.71   229.34   263.30   300.72   95
-----------------------------------------------------------------------------------------
76   108.53   124.49   134.42   157.70   183.75   212.79   245.04   280.66   319.85   96
-----------------------------------------------------------------------------------------
77   117.58   134.41   144.66   169.26   196.74   227.33   261.16   298.46   339.60   97
-----------------------------------------------------------------------------------------
78   126.94   144.65   155.23   181.19   210.14   242.23   277.67   316.82   359.97   98
-----------------------------------------------------------------------------------------
79   136.61   155.22   166.14   193.49   223.87   257.50   294.70   335.76   380.98   99
-----------------------------------------------------------------------------------------
80   147.18   167.01   178.54   207.73   240.03   275.85   315.47   359.19
-----------------------------------------------------------------------------------------

Female risk premiums are based on the above male rates with a 4 year age setback for ages 21 and above. For ages 17 trough 20, the female rates are the same as the male age 16 rate, and for ages 0 through 16, the female rates are the same as the male rates above.

                                   RP-98
--------------------------------------------------------------------------------------
                       Male Smoker/Age Last Birthday
--------------------------------------------------------------------------------------
                                Policy Year
--------------------------------------------------------------------------------------
AGE     1      2      3      4      5      6      7      8      9     10     11     12
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 0   1.01   0.71   0.53   0.46   0.39   0.33   0.32   0.30   0.30   0.30   0.30   0.34
--------------------------------------------------------------------------------------
 1   0.49   0.49   0.44   0.37   0.30   0.26   0.25   0.27   0.28   0.30   0.33   0.39
--------------------------------------------------------------------------------------
 2   0.41   0.39   0.34   0.30   0.26   0.25   0.25   0.28   0.30   0.33   0.39   0.53
--------------------------------------------------------------------------------------
 3   0.37   0.32   0.28   0.26   0.25   0.25   0.27   0.30   0.33   0.39   0.52   0.70
--------------------------------------------------------------------------------------
 4   0.32   0.28   0.26   0.25   0.25   0.27   0.30   0.33   0.39   0.50   0.69   0.95
--------------------------------------------------------------------------------------
 5   0.28   0.26   0.25   0.25   0.27   0.30   0.33   0.39   0.50   0.68   0.94   1.19
--------------------------------------------------------------------------------------
 6   0.25   0.25   0.25   0.27   0.30   0.33   0.38   0.50   0.68   0.89   1.16   1.29
--------------------------------------------------------------------------------------
 7   0.22   0.24   0.25   0.30   0.33   0.38   0.50   0.68   0.89   1.12   1.27   1.36
--------------------------------------------------------------------------------------
 8   0.22   0.24   0.26   0.33   0.37   0.50   0.68   0.89   1.12   1.27   1.36   1.42
--------------------------------------------------------------------------------------
 9   0.22   0.25   0.30   0.37   0.50   0.68   0.89   1.12   1.27   1.36   1.42   1.49
--------------------------------------------------------------------------------------
10   0.22   0.27   0.36   0.50   0.68   0.89   1.12   1.27   1.36   1.42   1.49   1.57
--------------------------------------------------------------------------------------
11   0.25   0.33   0.49   0.68   0.89   1.12   1.27   1.36   1.42   1.49   1.57   1.62
--------------------------------------------------------------------------------------
12   0.31   0.46   0.66   0.89   1.12   1.27   1.36   1.41   1.46   1.53   1.60   1.63
--------------------------------------------------------------------------------------
13   0.43   0.61   0.88   1.12   1.27   1.34   1.41   1.44   1.47   1.51   1.58   1.61
--------------------------------------------------------------------------------------
14   0.85   1.24   1.59   1.76   1.86   1.93   1.99   1.99   1.99   2.03   2.08   2.13
--------------------------------------------------------------------------------------
15   1.48   1.96   2.21   2.33   2.43   2.47   2.51   2.49   2.47   2.50   2.53   2.58
--------------------------------------------------------------------------------------
16   1.93   2.18   2.30   2.39   2.43   2.40   2.43   2.40   2.37   2.36   2.39   2.47
--------------------------------------------------------------------------------------
17   2.05   2.22   2.30   2.36   2.35   2.31   2.33   2.29   2.26   2.25   2.29   2.39
--------------------------------------------------------------------------------------
18   2.05   2.17   2.21   2.24   2.22   2.19   2.20   2.15   2.15   2.17   2.25   2.35
--------------------------------------------------------------------------------------
19   1.99   2.05   2.06   2.08   2.07   2.05   2.04   2.01   2.05   2.11   2.22   2.31
--------------------------------------------------------------------------------------
20   1.81   1.88   1.88   1.89   1.90   1.89   1.90   1.89   1.96   2.05   2.19   2.29
--------------------------------------------------------------------------------------
21   1.62   1.68   1.68   1.69   1.71   1.73   1.76   1.78   1.89   2.00   2.16   2.28
--------------------------------------------------------------------------------------
22   1.50   1.56   1.56   1.56   1.59   1.63   1.68   1.73   1.85   1.99   2.17   2.30
--------------------------------------------------------------------------------------
23   1.48   1.52   1.50   1.51   1.54   1.60   1.66   1.72   1.85   2.01   2.19   2.32
--------------------------------------------------------------------------------------
24   1.45   1.46   1.45   1.46   1.51   1.59   1.65   1.73   1.88   2.04   2.22   2.36
--------------------------------------------------------------------------------------
25   1.40   1.40   1.41   1.44   1.49   1.57   1.64   1.75   1.91   2.09   2.26   2.42
--------------------------------------------------------------------------------------
26   1.34   1.34   1.38   1.41   1.46   1.56   1.66   1.80   1.96   2.16   2.32   2.50
--------------------------------------------------------------------------------------
27   1.28   1.30   1.36   1.40   1.47   1.59   1.72   1.87   2.04   2.23   2.42   2.63
--------------------------------------------------------------------------------------
28   1.24   1.29   1.37   1.43   1.53   1.66   1.80   1.97   2.15   2.35   2.56   2.81
--------------------------------------------------------------------------------------
29   1.21   1.27   1.40   1.49   1.61   1.74   1.90   2.08   2.28   2.49   2.74   3.03
--------------------------------------------------------------------------------------
30   1.17   1.27   1.44   1.57   1.69   1.84   2.01   2.21   2.42   2.67   2.96   3.32
--------------------------------------------------------------------------------------
31   1.15   1.28   1.50   1.65   1.79   1.96   2.14   2.35   2.59   2.90   3.26   3.67
--------------------------------------------------------------------------------------
32   1.15   1.30   1.58   1.75   1.92   2.10   2.31   2.55   2.84   3.20   3.63   4.05
--------------------------------------------------------------------------------------
33   1.16   1.33   1.66   1.87   2.09   2.31   2.53   2.83   3.20   3.60   4.03   4.52
--------------------------------------------------------------------------------------
34   1.17   1.38   1.77   2.03   2.29   2.53   2.82   3.19   3.60   4.04   4.53   5.06
--------------------------------------------------------------------------------------
35   1.19   1.44   1.90   2.23   2.52   2.82   3.19   3.61   4.05   4.55   5.08   5.63
--------------------------------------------------------------------------------------
36   1.23   1.52   2.07   2.46   2.82   3.19   3.61   4.06   4.56   5.10   5.64   6.27
--------------------------------------------------------------------------------------
37   1.28   1.62   2.23   2.67   3.09   3.50   3.96   4.43   5.01   5.59   6.16   6.89
--------------------------------------------------------------------------------------
38   1.34   1.71   2.38   2.86   3.31   3.74   4.23   4.74   5.36   6.00   6.65   7.48
--------------------------------------------------------------------------------------
39   1.41   1.82   2.57   3.08   3.56   4.01   4.53   5.06   5.71   6.40   7.17   8.11
--------------------------------------------------------------------------------------
40   1.50   1.95   2.79   3.34   3.85   4.31   4.85   5.39   6.05   6.81   7.69   8.77
--------------------------------------------------------------------------------------
41   1.61   2.12   3.06   3.65   4.17   4.65   5.17   5.72   6.38   7.22   8.23   9.48
--------------------------------------------------------------------------------------
42   1.73   2.34   3.34   3.99   4.54   5.04   5.58   6.14   6.80   7.71   8.85  10.21
--------------------------------------------------------------------------------------

AGE     13      14      15      16      17      18      19      20  Attained Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 0    0.40    0.54    0.71    0.97    1.20    1.29    1.35    1.40    1.41   20
--------------------------------------------------------------------------------------
 1    0.54    0.71    0.99    1.23    1.31    1.38    1.42    1.44    1.43   21
--------------------------------------------------------------------------------------
 2    0.71    0.99    1.26    1.35    1.42    1.47    1.49    1.48    1.47   22
--------------------------------------------------------------------------------------
 3    0.98    1.24    1.38    1.45    1.52    1.54    1.55    1.53    1.52   23
--------------------------------------------------------------------------------------
 4    1.22    1.33    1.48    1.55    1.59    1.59    1.59    1.58    1.58   24
--------------------------------------------------------------------------------------
 5    1.30    1.39    1.57    1.61    1.63    1.63    1.63    1.63    1.63   25
--------------------------------------------------------------------------------------
 6    1.36    1.43    1.63    1.65    1.66    1.67    1.67    1.68    1.68   26
--------------------------------------------------------------------------------------
 7    1.42    1.49    1.65    1.68    1.69    1.69    1.70    1.70    1.72   27
--------------------------------------------------------------------------------------
 8    1.49    1.57    1.65    1.69    1.70    1.71    1.71    1.72    1.75   28
--------------------------------------------------------------------------------------
 9    1.57    1.62    1.64    1.71    1.71    1.72    1.73    1.76    1.79   29
--------------------------------------------------------------------------------------
10    1.62    1.63    1.64    1.72    1.72    1.74    1.76    1.80    1.84   30
--------------------------------------------------------------------------------------
11    1.63    1.61    1.63    1.73    1.74    1.77    1.81    1.84    1.87   31
--------------------------------------------------------------------------------------
12    1.61    1.62    1.64    1.75    1.77    1.81    1.85    1.88    1.90   32
--------------------------------------------------------------------------------------
13    1.61    1.64    1.66    1.78    1.81    1.85    1.87    1.90    1.91   33
--------------------------------------------------------------------------------------
14    2.11    2.15    2.20    2.32    2.34    2.36    2.39    2.41    2.44   34
--------------------------------------------------------------------------------------
15    2.57    2.64    2.70    2.83    2.85    2.87    2.90    2.94    3.09   35
--------------------------------------------------------------------------------------
16    2.50    2.59    2.68    2.80    2.84    2.88    2.92    2.97    3.15   36
--------------------------------------------------------------------------------------
17    2.45    2.55    2.68    2.80    2.85    2.89    2.94    2.99    3.08   37
--------------------------------------------------------------------------------------
18    2.42    2.55    2.70    2.83    2.87    2.90    2.95    3.02    3.09   38
--------------------------------------------------------------------------------------
19    2.41    2.55    2.73    2.87    2.90    2.93    2.99    3.04    3.10   39
--------------------------------------------------------------------------------------
20    2.42    2.58    2.78    2.92    2.95    2.99    3.03    3.07    3.14   40
--------------------------------------------------------------------------------------
21    2.43    2.61    2.84    2.99    3.03    3.06    3.08    3.13    3.20   41
--------------------------------------------------------------------------------------
22    2.45    2.66    2.90    3.08    3.12    3.15    3.20    3.28    3.38   42
--------------------------------------------------------------------------------------
23    2.49    2.73    2.97    3.17    3.23    3.29    3.39    3.52    3.68   43
--------------------------------------------------------------------------------------
24    2.55    2.82    3.07    3.28    3.37    3.49    3.64    3.83    4.04   44
--------------------------------------------------------------------------------------
25    2.64    2.93    3.18    3.43    3.57    3.75    3.96    4.20    4.45   45
--------------------------------------------------------------------------------------
26    2.75    3.06    3.34    3.64    3.83    4.07    4.33    4.62    4.94   46
--------------------------------------------------------------------------------------
27    2.90    3.23    3.56    3.91    4.18    4.49    4.83    5.20    5.58   47
--------------------------------------------------------------------------------------
28    3.09    3.48    3.87    4.27    4.62    5.02    5.47    5.93    6.42   48
--------------------------------------------------------------------------------------
29    3.39    3.81    4.22    4.70    5.14    5.65    6.19    6.76    7.36   49
--------------------------------------------------------------------------------------
30    3.74    4.15    4.61    5.19    5.74    6.34    6.99    7.68    8.41   50
--------------------------------------------------------------------------------------
31    4.09    4.54    5.06    5.75    6.40    7.11    7.88    8.70    9.60   51
--------------------------------------------------------------------------------------
32    4.52    5.04    5.62    6.41    7.13    7.92    8.77    9.70   10.73   52
--------------------------------------------------------------------------------------
33    5.05    5.65    6.31    7.16    7.93    8.76    9.67   10.67   11.76   53
--------------------------------------------------------------------------------------
34    5.64    6.33    7.08    7.98    8.79    9.69   10.67   11.72   12.87   54
--------------------------------------------------------------------------------------
35    6.30    7.08    7.90    8.87    9.75   10.71   11.74   12.86   14.01   55
--------------------------------------------------------------------------------------
36    7.04    7.89    8.80    9.85   10.80   11.82   12.92   14.04   15.18   56
--------------------------------------------------------------------------------------
37    7.77    8.72    9.73   10.88   11.89   12.99   14.10   15.23   16.46   57
--------------------------------------------------------------------------------------
38    8.49    9.58   10.68   11.93   13.03   14.16   15.30   16.53   17.89   58
--------------------------------------------------------------------------------------
39    9.28   10.51   11.71   12.96   14.20   15.35   16.60   17.97   19.47   59
--------------------------------------------------------------------------------------
40   10.12   11.52   12.82   14.01   15.22   16.64   18.03   19.54   21.22   60
--------------------------------------------------------------------------------------
41   11.02   12.61   13.95   15.08   16.25   17.80   19.60   21.30   23.15   61
--------------------------------------------------------------------------------------
42   11.89   13.57   14.98   16.10   17.42   18.96   21.01   23.18   25.13   62
--------------------------------------------------------------------------------------

                                 Rate Table S-5

                                   RP-98
--------------------------------------------------------------------------------------------------------
                       Male Smoker/Age Last Birthday
--------------------------------------------------------------------------------------------------------
                                Policy Year
--------------------------------------------------------------------------------------------------------
AGE      1       2       3       4       5       6        7        8        9       10       11       12
--------------------------------------------------------------------------------------------------------
43    1.86    2.61    3.63    4.35    4.96    5.51     6.08     6.65     7.35     8.31     9.53    10.96
--------------------------------------------------------------------------------------------------------
44    2.01    2.90    3.96    4.73    5.40    6.01     6.59     7.22     7.97     8.95    10.23    11.69
--------------------------------------------------------------------------------------------------------
45    2.17    3.25    4.29    5.13    5.85    6.52     7.15     7.87     8.59     9.60    10.93    12.40
--------------------------------------------------------------------------------------------------------
46    2.35    3.63    4.64    5.55    6.31    7.06     7.79     8.49     9.21    10.24    11.61    13.16
--------------------------------------------------------------------------------------------------------
47    2.54    3.93    4.94    5.91    6.77    7.61     8.46     9.15     9.96    11.03    12.59    14.27
--------------------------------------------------------------------------------------------------------
48    2.75    4.13    5.18    6.23    7.20    8.13     9.10     9.91    10.85    12.05    13.92    15.79
--------------------------------------------------------------------------------------------------------
49    2.97    4.30    5.42    6.53    7.62    8.65     9.72    10.67    11.83    13.19    15.40    17.50
--------------------------------------------------------------------------------------------------------
50    3.18    4.46    5.62    6.80    8.04    9.14    10.31    11.50    12.90    14.45    17.08    19.42
--------------------------------------------------------------------------------------------------------
51    3.40    4.60    5.80    7.04    8.40    9.59    10.93    12.40    14.08    15.84    18.94    21.48
--------------------------------------------------------------------------------------------------------
52    3.65    4.87    6.14    7.46    8.90   10.21    11.72    13.38    15.29    17.28    20.72    23.50
--------------------------------------------------------------------------------------------------------
53    3.95    5.30    6.66    8.08    9.61   11.05    12.69    14.47    16.50    18.72    22.40    25.34
--------------------------------------------------------------------------------------------------------
54    4.27    5.74    7.17    8.76   10.39   11.95    13.76    15.66    17.76    20.22    24.17    26.96
--------------------------------------------------------------------------------------------------------
55    4.59    6.18    7.73    9.50   11.25   12.97    14.92    16.90    19.07    21.82    26.08    29.27
--------------------------------------------------------------------------------------------------------
56    4.90    6.65    8.35   10.31   12.19   14.07    16.14    18.19    20.45    23.52    28.14    32.32
--------------------------------------------------------------------------------------------------------
57    5.20    7.14    9.14   11.26   13.36   15.20    17.35    19.50    21.87    25.22    30.09    34.72
--------------------------------------------------------------------------------------------------------
58    5.49    7.62   10.15   12.36   14.74   16.34    18.52    20.83    23.31    26.85    31.85    36.51
--------------------------------------------------------------------------------------------------------
59    5.77    8.12   11.27   13.53   16.24   17.51    19.73    22.22    24.79    28.51    33.59    38.20
--------------------------------------------------------------------------------------------------------
60    6.60    8.65   12.47   14.76   17.71   19.13    20.98    23.66    26.30    30.17    35.27    39.73
--------------------------------------------------------------------------------------------------------
61    6.35    9.17   13.76   16.07   19.45   20.42    22.27    25.12    27.80    31.79    36.81    41.08
--------------------------------------------------------------------------------------------------------
62    6.73    9.81   14.86   17.43   20.34   21.52    24.08    26.87    30.46    34.03    38.81    42.86
--------------------------------------------------------------------------------------------------------
63    7.21   10.62   15.71   18.82   21.01   23.51    26.24    29.74    33.50    37.30    41.39    46.02
--------------------------------------------------------------------------------------------------------
64    7.73   11.49   16.60   20.30   22.95   25.60    29.02    32.69    36.40    40.39    44.78    48.78
--------------------------------------------------------------------------------------------------------
65    8.26   12.42   17.53   21.85   24.97   28.30    31.88    35.50    39.39    43.67    47.27    51.14
--------------------------------------------------------------------------------------------------------
66    8.83   13.39   18.47   23.47   27.59   31.07    34.60    38.39    42.56    45.92    49.31    54.48
--------------------------------------------------------------------------------------------------------
67    9.54   14.51   19.79   25.33   30.47   33.36    37.67    41.11    45.42    48.25    53.24    58.67
--------------------------------------------------------------------------------------------------------
68   10.40   15.80   21.49   27.42   32.91   35.98    40.60    44.57    48.42    52.60    57.98    63.80
--------------------------------------------------------------------------------------------------------
69   11.32   17.17   23.28   29.62   35.48   38.77    44.02    48.59    52.78    57.28    63.05    69.18
--------------------------------------------------------------------------------------------------------
70   12.30   18.59   25.15   31.95   38.25   42.03    47.99    52.97    57.49    62.30    68.36    74.75
--------------------------------------------------------------------------------------------------------
71   13.32   20.08   27.12   34.43   41.46   45.82    52.31    57.68    62.51    67.55    73.87    80.55
--------------------------------------------------------------------------------------------------------
72   14.36   21.61   29.17   37.25   45.12   49.86    56.86    62.61    67.66    72.85    79.45    86.58
--------------------------------------------------------------------------------------------------------
73   15.43   23.21   31.51   40.47   49.01   54.11    61.62    67.65    72.85    78.23    85.23    92.93
--------------------------------------------------------------------------------------------------------
74   16.57   25.07   34.23   43.96   53.19   58.63    66.58    72.84    78.22    83.93    91.50    99.72
--------------------------------------------------------------------------------------------------------
75   17.90   27.23   37.18   47.71   57.64   63.35    71.68    78.22    83.93    90.09    98.19   106.92
--------------------------------------------------------------------------------------------------------
76   19.44   29.58   40.35   51.70   62.27   68.21    76.97    83.92    90.08    96.67   105.28   114.50
--------------------------------------------------------------------------------------------------------
77   21.12   32.10   43.73   55.86   67.05   73.25    82.59    90.08    96.68   103.65   112.74   122.37
--------------------------------------------------------------------------------------------------------
78   22.92   34.79   47.25   60.14   72.00   78.59    88.64    96.66   103.65   111.00   120.49   130.32
--------------------------------------------------------------------------------------------------------
79   24.84   37.59   50.87   64.58   77.25   84.35    95.12   103.64   111.00   118.63   128.32   138.27
--------------------------------------------------------------------------------------------------------
80   26.86   40.57   54.82   69.51   83.18   90.83   102.40   111.52   119.36   127.38   137.53   147.93
--------------------------------------------------------------------------------------------------------

AGE      13       14       15       16       17       18       19       20     Attained Age
--------------------------------------------------------------------------------------------------------
43    12.67    14.37    15.93    17.20    18.67    20.42    22.46    24.95    27.17   63
--------------------------------------------------------------------------------------------------------
44    13.44    15.22    16.97    18.38    20.05    21.98    24.19    26.77    29.61   64
--------------------------------------------------------------------------------------------------------
45    14.24    16.12    18.09    19.67    21.49    23.56    25.99    28.86    32.28   65
--------------------------------------------------------------------------------------------------------
46    15.10    17.09    19.31    21.01    22.94    25.21    27.89    31.10    34.86   66
--------------------------------------------------------------------------------------------------------
47    16.29    18.38    20.71    22.51    24.64    27.18    30.22    33.93    37.92   67
--------------------------------------------------------------------------------------------------------
48    17.89    20.00    22.22    24.24    26.65    29.55    33.24    37.38    41.62   68
--------------------------------------------------------------------------------------------------------
49    19.64    21.70    23.78    26.06    28.80    32.48    36.74    41.13    45.60   69
--------------------------------------------------------------------------------------------------------
50    21.51    23.50    25.40    27.98    31.63    36.01    40.56    45.20    49.85   70
--------------------------------------------------------------------------------------------------------
51    23.51    25.39    27.10    30.70    35.21    39.89    44.70    49.55    54.43   71
--------------------------------------------------------------------------------------------------------
52    25.41    27.13    29.54    34.15    38.97    43.94    48.99    53.87    59.27   72
--------------------------------------------------------------------------------------------------------
53    27.05    29.45    32.82    37.75    42.89    48.13    53.00    58.15    64.32   73
--------------------------------------------------------------------------------------------------------
54    29.36    32.72    36.41    41.67    47.09    51.93    56.81    62.68    69.76   74
--------------------------------------------------------------------------------------------------------
55    32.62    36.30    40.31    45.88    50.66    55.25    60.79    67.51    76.11   75
--------------------------------------------------------------------------------------------------------
56    36.19    39.95    44.51    49.22    53.49    58.68    65.00    73.15    83.34   76
--------------------------------------------------------------------------------------------------------
57    39.08    42.86    48.13    51.95    56.63    62.37    69.83    79.38    90.42   77
--------------------------------------------------------------------------------------------------------
58    41.08    45.05    51.03    55.10    60.14    66.78    75.54    85.82    97.38   78
--------------------------------------------------------------------------------------------------------
59    42.94    47.12    53.94    58.34    64.23    72.28    81.91    92.71   104.74   79
--------------------------------------------------------------------------------------------------------
60    44.63    49.09    56.90    62.09    69.53    78.61    88.76   100.07   112.37   80
--------------------------------------------------------------------------------------------------------
61    46.18    50.98    60.28    67.18    75.82    85.43    96.13   107.69   120.01   81
--------------------------------------------------------------------------------------------------------
62    48.21    53.88    63.81    72.25    81.66    92.20   103.57   115.78   128.76   82
--------------------------------------------------------------------------------------------------------
63    51.16    58.00    67.14    76.47    87.03    98.50   110.98   124.52   139.22   83
--------------------------------------------------------------------------------------------------------
64    54.56    62.36    70.53    80.95    92.32   104.86   118.71   133.88   150.65   84
--------------------------------------------------------------------------------------------------------
65    58.14    66.94    74.14    85.24    97.64   111.57   126.94   144.06   163.03   85
--------------------------------------------------------------------------------------------------------
66    61.86    71.69    77.43    89.50   103.32   118.66   135.85   155.04   176.21   86
--------------------------------------------------------------------------------------------------------
67    66.51    76.60    81.93    95.40   110.42   127.33   146.28   167.31   190.49   87
--------------------------------------------------------------------------------------------------------
68    72.12    82.23    88.29   102.84   119.26   137.70   158.23   180.94   205.95   88
--------------------------------------------------------------------------------------------------------
69    77.93    88.61    95.07   110.93   128.79   148.74   170.90   195.34   221.98   89
--------------------------------------------------------------------------------------------------------
70    83.98    95.40   102.41   119.63   138.94   160.45   184.25   210.26   238.45   90
--------------------------------------------------------------------------------------------------------
71    90.42   102.76   110.28   128.88   149.68   172.76   198.04   225.53   255.34   91
--------------------------------------------------------------------------------------------------------
72    97.22   110.46   118.45   138.32   160.40   184.66   211.09   239.82   270.92   92
--------------------------------------------------------------------------------------------------------
73   104.33   118.44   126.85   147.78   170.80   195.93   223.29   252.94   284.95   93
--------------------------------------------------------------------------------------------------------
74   111.86   126.84   135.56   157.38   181.23   207.23   235.47   266.01   298.91   94
--------------------------------------------------------------------------------------------------------
75   119.79   135.55   144.38   166.98   191.66   218.51   247.61   279.01   314.21   95
--------------------------------------------------------------------------------------------------------
76   128.02   144.37   153.18   176.57   202.07   229.74   259.67   293.24   331.00   96
--------------------------------------------------------------------------------------------------------
77   136.35   153.17   161.96   186.13   212.41   240.89   272.87   308.86   348.04   97
--------------------------------------------------------------------------------------------------------
78   144.66   131.95   170.70   195.62   222.68   253.09   287.35   324.70   365.31   98
--------------------------------------------------------------------------------------------------------
79   152.95   170.68   179.37   205.04   233.91   266.47   302.02   340.75   382.83   99
--------------------------------------------------------------------------------------------------------
80   163.37   182.04   191.04   218.11   249.63   284.13   321.78   362.78
--------------------------------------------------------------------------------------------------------

Female risk premiums are based on the above male rates with a 4 year age setback for ages 21 and above. For ages 17 trough 20, the female rates are the same as the male age 16 rate, and for ages 0 through 16, the female rates are the same as the male rates above.

--------------------------------------------------------------------------------

                                RATE SCHEDULE S-5

--------------------------------------------------------------------------------

                               SCHEDULE V - LIMITS

--------------------------------------------------------------------------------
REINSURER'S SHARE;
--------------------------------------------------------------------------------

                          First Dollar Quota Share 40%

--------------------------------------------------------------------------------
AGE LIMITS:
--------------------------------------------------------------------------------

                   10-Year Level Term Portfolio        16 - 70
                   15-Year Level Term Portfolio        16 - 65
                   20-Year Level Term Portfolio        16 - 60
                   30-Year Level Term Portfolio        16 - 45 (Non-Tobacco)
                   30-Year Level Term Portfolio        16 - 40 (Tobacco)

Age limits for the Other Insured Rider shall be the same as the base plan to which it is attached.

--------------------------------------------------------------------------------
MINIMUM CESSION AMOUNT:
--------------------------------------------------------------------------------

                                              $40,000

--------------------------------------------------------------------------------
POOL BINDING LIMITS:
--------------------------------------------------------------------------------

                  Four (4) times the Ceding Company's Retention

--------------------------------------------------------------------------------
JUMBO LIMIT:
--------------------------------------------------------------------------------

                                              $10,000,000

                  SCHEDULE VI - SAMPLE STATEMENT SPECIFIATIONS

The following information should appear on each statement and inforce listing:

   o Name of the insured(s)

   o Date of birth of the insured(s)

   o The issue age of each insured(s)

   o The sex of the insured(s)

   o The insured(s) country of residence

   o Underwriting classification (i.e. preferred, standard, etc.)

   o Smoking class (i.e. smoker, nonsmoker, etc.)

   o Indication if business is Facultative or Automatic

   o Indication if business is Risk Premium or Coinsurance

   o Policy number(s)

   o Plan code(s) / kind code(s): cession series

   o Original face amount of the policy(s)

   o Amount(s) ceded to the Reinsurer

   o Amount of premium being paid; separated for supplementary benefits .

   o The amount of any reinsurance premium allowances

   o Any extra premiums concerned. Example: $5 / 1000 / 5 YRS

   o Effective date and duration of any policy(s) change, reissue or termination

                      SCHEDULE VII - SAMPLE POLICY EXHIBIT

POLICY SUMMARY                           NUMBER OF     REINSURANCE
CLASSIFICATION                           POLICIES        AMOUNT
--------------                           ---------     ------------
Inforce as of last report                      878     $410,220,973

New issues                                       2         $516,666
Reinstatements                                   3         $483,334
Increases                                                  $500,000
Decreases - still inforce                                  $133,332
Rollover - in                                    0               $0
Deduct By:
----------
          Death                                  0               $0
          Surrender                              1         $250,000
          Lapse                                  4       $1,000,001
          Conversion - out                       0               $0
          Decreases - termination                3         $299,999
          Inactive - pending                     0               $0
          Not taken                              0               $0

Inforce as of current report                   875     $410,037,641

                           SCHEDULE VIII - DEFINITIONS

ASSUME - To accept or take over a risk, the converse of cede.

AUTOMATIC REINSURANCE - A reinsurance agreement under which the Reinsurer is obligated to accept or assume risks that meet certain specific criteria based on the Ceding Company's underwriting.

BINDING LIMIT - The face amount reinsured over the Ceding Company's retention, which can be ceded automatically if all automatic conditions are met.

CASH VALUE - The amount of money that the policy owner will receive as a refund if the policy owner cancels the coverage and returns the policy to the company.

CEDE - To transfer an insurance risk from the company originally issuing the policy to another insurance company known as the Reinsurer.

CEDING COMPANY - A ceding insurer is an insurer that underwrites and issues an original, principal policy to an insured and contractually transfers (cedes) a portion of the risk to the Reinsurer. A ceding Reinsurer is a Reinsurer which transfers (cedes) a portion of the underlying reinsurance to a retrocessionaire.

COINSURANCE - Indemnity life reinsurance under which the reserves as well as the risk are transferred to the Reinsurer; the Ceding Company retains its liability to the contractual relationship with the insured. Under the Coinsurance method, the Ceding Company will pay the Reinsurer a proportionate part of the premiums it receives. In return, the Reinsurer agrees to pay the Ceding Company a proportionate part of the claim and participate in all other policy benefits explicitly stated in this Agreement.

CONDITIONAL RECEIPT - A provision included in some life insurance policies providing coverage from the date of the application to the date at which the policy is either issued or declined.

EXPERIENCE REFUND OR PROFIT COMMISSION - A provision found in some reinsurance agreements which provides for profit sharing. Parties agree to a formula for calculating profit,.an allowance for the Reinsurer's expenses, and the Ceding Company's share of such profit after expenses.

EXTRA CONTRACTUAL OBLIGATIONS (ECO) - A generic term that, when used in a reinsurance agreement, refers to damages awarded by a court against an insurer which are outside the provisions of the insurance policy, due to the insurer's bad faith, fraud or gross negligence in the handling of a claim.

FACULTATIVE - Reinsurance under which the Ceding Company has the option (faculty) of submitting and the Reinsurer has the option of accepting or declining individual risks. This Agreement merely reflects how individual facultative reinsurance will be handled.

FLAT EXTRA PREMIUM - A method for rating substandard risks used when the extra risk is considered to be constant. The underwriter assesses a specific extra premium for each one thousand dollars ($1,000) of insurance. Flat extra ratings usually apply to applicants in hazardous occupations or avocations, aviation, or with certain physical impairments of a temporary nature.

INDEXING - The adjustment of the Ceding Company's retention and the reinsurance limit by a measure of inflation such as the consumer price index.

JUMBO LIMIT - The limit placed on an amount of coverage that may be inforce, or applied for in all companies, on an individual life for automatic reinsurance purposes. If such insurance exceeds the limit, the Ceding Company must submit the risk to the Reinsurer for facultative review.

MINIMUM REINSURANCE AMOUNT - The smallest cession that the Reinsurer will accept automatically. The minimum size is set to avoid the expenses associated with small cessions.